        Exhibit 1.01

Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2023

This Conflict Minerals Report (this “CMR”) of Weatherford International plc (“Weatherford,” “we,” “our” or the “Company”) is an exhibit to our disclosure on Form SD for the year ended December 31, 2023 (our “2023 Form SD”), which we have filed with the SEC pursuant to Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended.

Company Overview

Weatherford is a leading global energy services company providing equipment and services used in the drilling, evaluation, well construction, completion, production, intervention, and responsible abandonment of wells in the oil and natural gas exploration and production industry as well as new energy platforms. We conduct business in approximately 75 countries, answering the challenges of the energy industry with 340 operating locations including manufacturing, research and development, service, and training facilities.

Weatherford has conducted a reasonable country of origin inquiry (“RCOI”) of its suppliers to determine whether any gold, columbite-tantalite (coltan), cassiterite and wolframite and their respective derivatives tantalum, tin and tungsten (collectively, “3TG” or the “Covered Minerals”) necessary to the functionality or production of a product manufactured by, or contracted to be manufactured for, Weatherford during 2023 originated in the Democratic Republic of the Congo or an Adjoining Country (as defined by paragraph (d)(1) of Item 1.01 of Form SD). Weatherford performed due diligence on the source and chain of custody of its Covered Minerals that conforms in all material respects with the Rule and the Organization for Economic Cooperation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas.

Through our RCOI, we seek to trace the origins of any Covered Minerals incorporated into products manufactured by, or contracted to be manufactured for, Weatherford to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility. Weatherford supports efforts to increase transparency regarding Covered Minerals with a view to enabling the Democratic Republic of the Congo and Adjoining Countries (each a “Covered Country” and collectively, the “Covered Region”) to benefit from their mineral resources while preventing the extraction and trade of minerals from being a source of conflict, human rights abuses, and insecurity. We have also implemented other due diligence measures, which together with our RCOI, we believe conform in all material respects with the Rule and OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, third edition (“OECD Guidance”).

Covered Products Overview

We offer our services and technologies in relation to the well life cycle and have three reportable segments: (1) Drilling and Evaluation (2) Well Construction and Completions, and (3) Production and Intervention. All of our segments are enabled by a suite of digital monitoring, control and optimization solutions using advanced analytics to provide safe, reliable and efficient solutions throughout the well life cycle, including responsible abandonment at the end of the well’s productive life.

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•Drilling and Evaluation (“DRE”) offers a suite of services including managed pressure drilling, drilling services, wireline and drilling fluids. DRE offerings range from early well planning to reservoir management through innovative tools and expert engineering to optimize reservoir access and productivity.
•Well Construction and Completions (“WCC”) offers products and services for well integrity assurance across the full life cycle of the well. The primary offerings are tubular running services, cementation products, completions, liner hangers and well services. WCC deploys conventional to advanced technologies, providing safe and efficient services in any environment during the well construction phase.
•Production and Intervention (“PRI”) offers a suite of reservoir stimulation designs, and engineering capabilities that isolate zones and unlock reserves in conventional and unconventional wells, deep water, and aging reservoirs. The primary offerings are intervention services & drilling tools, artificial lift, digital solutions, sub-sea intervention and pressure pumping services in select markets.

We have evaluated each of our product lines and made a good faith determination that Covered Minerals were necessary for the production or functionality of some products manufactured by, or contracted to be manufactured for, Weatherford during calendar year 2023 (the “Covered Products”). Our Covered Products include, but are not limited to:

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        Exhibit 1.01
•liner hanger systems,
•fishing recovery tools,
•rotating cement heads,
•downhole deployment valves,
•pressure control equipment,
•inflatable packers,
•casing packers,
•thru-tubing equipment,
•wellbore tubulars,
•casing and running tools,
•drilling casing bits,
•centralizers,
•float equipment,
•stimulation sleeves,
•expandable sand screens,
•composite plugs,
•inflow control devices,
•gravel pack systems,
•production packers,
•isolation valves,
•RFID enabled tools,
•subsurface safety valves,
•pressure pumping systems,
•continuous rod products,
•gas lift valve systems,
•rotaflex pump units,
•gas lift systems,
•power generation units,
•reciprocating rod lifts systems,
•flow measurement products,
•SurgeMaster®II tool,
•drilling rental tools,
•performance drilling tools,
•mechanized rig equipment,
•conventional tubular running equipment,
•pump and fluid systems,
•well servicing equipment,
•logging while drilling equipment,
•measurement while drilling equipment,
•directional drilling equipment,
•rotary steerable systems,
•managed pressure drilling systems,
•rotating control devices,
•advanced flow detection systems,
•steady state continuous flow systems,
•under-reamers,
•open hole logging tools,
•cased hole logging tools,
•automated tubular running equipment,
•downhole pressure, temperature and flow measurement gauges,
•distributed fiber optics systems,
•stage tools,
•industrial pump systems,
•sub-surface plugs,
•artificial lift controllers,
•drill pipe risers,
•flowbank tanks, and
•surface manifolds

Supply Chain Overview

Our global supply chain function is responsible for sourcing, procurement, supply and operations planning, and inventory management of raw materials, inventory, finished goods, and services to support the Company’s operations. We have approximately 9,900 suppliers in seven geographic regions globally. The major categories in our supply chain related to Covered Minerals are machining services, field equipment manufacturers and raw materials. Approximately 31% of our suppliers are based in North America.

Weatherford’s global supply chain is complex with multiple levels of suppliers between us and upstream producers of Covered Minerals. Further, our Covered Products consist of many component materials and parts, with multiple suppliers potentially contributing to a single product. As a downstream purchaser and user of Covered Minerals, we do not have direct visibility into, and are many layers removed from, smelters or refiners of Covered Minerals (“SORs”) and the associated mines of origin of the Covered Minerals. Therefore, we must rely on our direct suppliers (“tier 1 suppliers”) and their suppliers (“tier 2 suppliers”) to provide the information necessary to trace the source and chain of custody of Covered Minerals that may exist in our Covered Products.

Reasonable Country of Origin Inquiry (RCOI)

Each year, we strive to improve our RCOI process to better identify whether any Covered Minerals are or may become necessary to the functionality or production of any of our Covered Products. Our RCOI begins with the identification of our Covered Products based on information maintained by our various business segments and functional support groups. We then manually review and validate the list of Covered Products. We identified specific product components supplied to Weatherford that may contain Covered Minerals and the corresponding tier
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1 suppliers. We assessed the risk posed by each such tier 1 supplier based on the type(s) of product component(s) supplied by, and our total spend with, the supplier. Through this review and risk assessment, we focused our RCOI on the tier 1 suppliers that we deemed appropriate. This year, our review identified 697 tier 1 suppliers within the scope of the Rule for 2023. This represents approximately a 5.3% decrease from 2022. We attribute this decrease to our continuing efforts to streamline our supply chain, improve efficiency in our operations, become more knowledgeable about our tier 2 suppliers, and improve supplier compliance with our policies.

Weatherford, with the assistance of a third-party consultant, contacted the 697 tier 1 suppliers to request and collect information about the use and origin of Covered Minerals used in the products and components supplied to Weatherford. Utilizing the Responsible Minerals Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were each asked to provide information regarding any Covered Minerals necessary to the functionality or production of products that it sold to Weatherford and its sourcing of materials, with the ultimate goal of identifying the SORs and associated countries of origin with respect to such Covered Minerals. We identified, for each such supplier, the products and components that Weatherford sourced from it, and this information was communicated to that supplier as part of the data request. The suppliers were asked to select a given product or set of products for which a CMRT was being submitted. Suppliers were able to submit multiple CMRTs as needed to address all indicated products. Some suppliers chose to submit a company wide CMRT.

If suppliers did not respond to our request for information, our third-party consultant made additional attempts to contact them via emails and telephone calls and offered assistance in completing the CMRTs and providing the requested information. Through our third-party consultant, we continued to inform, educate and assist our suppliers with information about the Rule and its applicability to us, Weatherford’s due diligence efforts related to Covered Minerals, our related policies and the supplier’s obligations under their contracts with Weatherford and our Supplier Code of Conduct. If, after these efforts, a supplier still did not register within the system or provide the information requested, the matter was further escalated internally and there was direct outreach by Weatherford employees in our supply chain function that have direct business interactions with the tier 1 suppliers.

RCOI Results

This reporting year, 611 suppliers, or approximately 88%, responded to our request for CMRTs, which is an increase from the 75% response rate we achieved last year. Of the suppliers who responded, 35% included information suggesting to us that one or more of the Covered Minerals sourced from the Covered Region may be necessary to the functionality or production of one or more of our Covered Products. We performed additional due diligence measures on the source and chain of custody of Covered Minerals in our Covered Products, as described below.

Due Diligence

Design

We believe the design of Weatherford’s due diligence framework conforms in all material respects with the Rule and OECD Guidance.

Measures Undertaken

Our third-party consultant evaluated the CMRT responses provided by our suppliers for plausibility, consistency, and gaps in information. Suppliers were asked to correct or confirm any information that may have raised questions
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or violated any quality control thresholds. Suppliers that failed to respond to such requests were automatically contacted again on a bi-weekly basis up to an additional three times. Examples of quality control thresholds are:

•One or more SORs were listed but no Covered Mineral was listed by the supplier;
•SOR information was not provided for a Covered Mineral used by the supplier, or the listed SOR was not a verified metal processor in the database of our third-party consultant;
•Supplier answered yes to sourcing from the Covered Region, but none of the SORs listed are known to source from the region;
•Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers;
•Supplier indicated that they have not identified all of the SORs used for the Covered Products;
•Supplier indicated they have not provided all applicable SOR information received; and
•Supplier indicated 100% of the 3TG for products covered by the declaration originated from recycled or scrap sources, but one or more SORs listed are not known to be exclusive recyclers.

For each supplier-identified SOR our third-party consultant sought to verify: (1) the types of metal processing performed, including recycling; (2) the mine countries of origin of the Covered Minerals, excluding recycled materials; (3) the current conflict-free certification status; and (4) the extent of any known third-party due diligence underway. With respect to item 3, we referenced (collectively, the “Certifying Organizations”): (a) the Responsible Minerals Assurance Process developed by the Responsible Minerals Initiative (“RMI”); (b) the London Bullion Market Association Good Delivery Rules; and (c) the Responsible Jewellery Council Chain-of-Custody Certification. Our third-party consultant attempted to contact each uncertified SOR to gain more information about its sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the SOR takes to track the chain-of-custody on the source of its mineral ores. As appropriate, our third-party consultant made additional attempts to contact SORs and conducted internet searches for publicly available information about them and their sourcing practices.

Due Diligence Results

Our third-party consultant verified 352 supplier-identified SORs within our supply chain (see Annex I). Of these SORs, most did not indicate sourcing within the Covered Region. Of the SORs that did indicate sourcing within the Covered Region, all but seven are certified as conflict-free with respect to the applicable Covered Mineral(s) by at least one of the Certifying Organizations, compared to eight in the prior year.

Of the seven uncertified SORs identified this year, two SORs that supplied gold are, themselves, located in the Covered Region and reported no known country of origin for their source material. Of these two SORs, one is reportedly in the process of obtaining their “conflict-free” certification or designation from one of the Certifying Organizations. Another uncertified SOR that supplied tin is reportedly in the process of obtaining their “conflict-free” certification or designation. The remaining four SORs reported sourcing material within the Covered Region as well as from numerous countries outside the Covered Region.

We plan to engage those of our suppliers that may have introduced products into our supply chain from one or more of the SORs that are neither certified nor in the process of obtaining certification to explore joint outreach and alternative sourcing options available to Weatherford. With respect to the two SORs who are in the process of obtaining certification, we plan to monitor their respective progress toward obtaining a conflict-free certification. Of the two SORs that were reportedly in the process of obtaining certification in our prior year report, one remains in our supply chain and remains in the process of obtaining certification.

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Description of Ongoing Program

Weatherford’s conflict minerals policy was amended and restated on May 26, 2021 can be found at https://www.weatherford.com/documents/corporate-documents/governance-and-policies/conflict-minerals-policy-(november-2013)/. The policy is also included within our Supplier Code of Conduct which can be found at https://www.weatherford.com/en/documents/corporate-documents/supplier-code-of-conduct/supplier-code-of-conduct-english/. Our website and the information accessible through it are not incorporated herein by reference.

We continue to require, as part of our standard terms and conditions, that our suppliers complete a CMRT and agree to the Supplier Code of Conduct (which stresses our commitment to integrity throughout the supply chain and holding our business partners to the same high standards and commitment to a culture of compliance). We continue to improve our internal procedures to validate compliance with our Supplier Code of Conduct and vendor on-boarding including creating an escalation path within our supply chain and up to executive officers when vendors fail to provide CMRTs or are identified as utilizing SORs that are not certified as conflict free or sourcing from locations outside the Covered Region.

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements are also generally identified by the words “expects,” “plans,” “intends,” “will,” “may,” “remain,” “continue,” “ongoing,” and similar terms, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under the Rule.
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Exhibit 1.01
Annex I
Annex I

The table below is an aggregation of data provided by Weatherford’s suppliers through April 20, 2024 and lists SORs verified by our third-party consultant as being in our supply chain in 2023.

Metal	Official Smelter Name	RMI Smelter ID	Smelter Country	Country of Origin	Conflict-Free Certifications
Gold	Matsuda Sangyo Co., Ltd.	CID001119	Japan	Hong Kong, Australia, United Kingdom, Indonesia, China, Japan, Canada, United States	LBMA, RMAP
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	CID002779	Austria	Austria, Indonesia	RJC, RMAP
Gold	Singway Technology Co., Ltd.	CID002516	Taiwan	Taiwan, Namibia, Belgium, Czech Republic, Estonia, United States, Canada, Myanmar, China, Brazil, Australia, Ethiopia, Laos, Slovakia, Peru, Bolivia, Hungary, Israel, India, Chile, Japan, Switzerland, Djibouti, Argentina, Zimbabwe, Russian Federation, Malaysia, Luxembourg, Spain, Indonesia, Republic of Korea, Ecuador, France, Guyana, Madagascar, Germany, Viet Nam, Kazakhstan, Nigeria, Portugal, Colombia, Mongolia, Austria, United Kingdom, Ivory Coast, Egypt, Suriname, Sierra Leone, Cambodia, Thailand, Netherlands, Singapore	None
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	CID001161	Mexico	Mexico, China	LBMA, RMAP
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	CID001756	Russian Federation	Taiwan, Russian Federation, Germany	None
Gold	Solar Applied Materials Technology Corp.	CID001761	Taiwan	Ivory Coast, Ireland, Madagascar, Japan, Russian Federation, Estonia, Singapore, Brazil, Laos, Mongolia, Austria, Ethiopia, Thailand, Viet Nam, Indonesia, Portugal, Nigeria, Chile, Sierra Leone, Malaysia, Slovakia, Djibouti, Belgium, Myanmar, Cambodia, Taiwan, Czech Republic, Peru, Germany, France, Zimbabwe, Hungary, United States, Republic of Korea, Egypt, Israel, Guyana, Kazakhstan, Bolivia, Colombia, Ecuador, China, Argentina, Luxembourg, Suriname, Netherlands, Switzerland, India, Namibia, Australia, Hong Kong, Canada, United Kingdom	LBMA, RMAP
Annex I - 1

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Exhibit 1.01
Annex I

Gold	Refinery of Seemine Gold Co., Ltd.	CID000522	China	China	None
Gold	Advanced Chemical Company	CID000015	United States	United States, Peru, Indonesia	RMAP - Active
Gold	Metalor Technologies (Hong Kong) Ltd.	CID001149	China	Japan, China, Peru, Australia, Hong Kong, Switzerland, United States	LBMA, RJC, RMAP
Gold	Metalor Technologies (Singapore) Pte., Ltd.	CID001152	Singapore	China, Switzerland, Singapore	LBMA, RJC, RMAP
Gold	Metalor Technologies (Suzhou) Ltd.	CID001147	China	China, South Africa	RJC, RMAP
Gold	Metalor Technologies S.A.	CID001153	Switzerland	Canada, China, United Kingdom, Ivory Coast, Belgium, United Kingdom, Sweden, Hong Kong, United States, Indonesia, Switzerland	LBMA, RJC, RMAP
Gold	Metalor USA Refining Corporation	CID001157	United States	Mexico, Canada, United States, China, Switzerland, United States	LBMA, RJC, RMAP
Gold	Asahi Refining Canada Ltd.	CID000924	Canada	Canada, Japan, Australia	LBMA, RMAP
Gold	Aida Chemical Industries Co., Ltd.	CID000019	Japan	Peru, Bolivia, Portugal, Japan, Canada, Spain	RMAP
Gold	Geib Refining Corporation	CID002459	United States	United States, China	None
Gold	Agosi AG	CID000035	Germany	Germany, Japan, Thailand, Sierra Leone, Nigeria, Philippines, China, Brazil, Laos	LBMA, RJC, RMAP
Gold	Mitsui Mining and Smelting Co., Ltd.	CID001193	Japan	Australia, Japan, Canada, China	LBMA, RMAP
Gold	MMTC-PAMP India Pvt., Ltd.	CID002509	India	United States, India	LBMA, RMAP
Gold	Sumitomo Metal Mining Co., Ltd.	CID001798	Japan	Indonesia, Australia, Chile, Japan, United States, Philippines	LBMA, RMAP
Gold	Morris and Watson	CID002282	New Zealand	United States, New Zealand	None
Gold	Super Dragon Technology Co., Ltd.	CID001810	Taiwan	China, Taiwan	None
Gold	Moscow Special Alloys Processing Plant	CID001204	Russian Federation	Russian Federation, Bolivia, China	None
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	CID000058	Brazil	Brazil, South Africa, Australia	LBMA, RMAP
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	CID001220	Turkey	Saudi Arabia, United Arab Emirates, Turkey	LBMA, RMAP
Gold	Guangdong Jinding Gold Limited	CID002312	China	Australia, Brazil, Peru, China, Taiwan	None
Gold	T.C.A S.p.A	CID002580	Italy	Italy	LBMA, RMAP
Gold	Argor-Heraeus S.A.	CID000077	Switzerland	Philippines, China, Hong Kong, Singapore, Switzerland, Argentina, Indonesia, Chile, South Africa	LBMA, RMAP
Annex I - 2

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Exhibit 1.01
Annex I

Gold	Asahi Pretec Corp.	CID000082	Japan	Papua New Guinea, Chile, United Kingdom, Argentina, Austria, Taiwan, Germany, Spain, Suriname, Republic of Korea, Guyana, Estonia, Malaysia, Portugal, Canada, Australia, Sierra Leone, Peru, Djibouti, Mongolia, Ecuador, Laos, Bolivia, Viet Nam, Brazil, Ivory Coast, Slovakia, Israel, Guinea, Netherlands, China, Ireland, Namibia, Singapore, Hungary, United States, Mexico, Luxembourg, India, Egypt, Czech Republic, Japan, Ethiopia, Kazakhstan, Nigeria, Indonesia, Colombia, Russian Federation, Uzbekistan, France, Myanmar, Zimbabwe, Hong Kong, Madagascar, Thailand, Belgium, Cambodia	LBMA, RMAP
Gold	Navoi Mining and Metallurgical Combinat	CID001236	Uzbekistan	Uzbekistan, United States, China, Indonesia	RMAP
Gold	Tanaka Kikinzoku Kogyo K.K.	CID001875	Japan	Hong Kong, Chile, Uzbekistan, Malaysia, Japan, Switzerland, Australia, South Africa, China, Singapore, Canada, United States, Belgium, Mexico, Bolivia, United Kingdom, Indonesia	LBMA, RMAP
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	CID000103	Turkey	Brazil, Turkey, Indonesia, Australia	None
Gold	Aurubis AG	CID000113	Germany	China, Japan, Germany, Canada, United States, Brazil, Hong Kong, Indonesia	LBMA, RMAP
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	CID000128	Philippines	Philippines, Brazil, Italy, Indonesia, Canada, China	LBMA, RMAP
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CID000671	China	China, Republic of Korea	None
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CID001909	China	China, Russian Federation	LBMA
Gold	Shandong Gold Smelting Co., Ltd.	CID001916	China	Peru, China	LBMA, RMAP
Gold	Heimerle + Meule GmbH	CID000694	Germany	Germany, Hong Kong, Jersey, Mongolia, Malaysia, Mozambique, Mexico, Canada, South Africa, China, Philippines, Australia, Austria	LBMA, RMAP
Gold	Heraeus Metals Hong Kong Ltd.	CID000707	China	Switzerland, Taiwan, Thailand, China, Hong Kong, Viet Nam, Australia, France, Philippines, Canada, Singapore, Laos, Laos, South Africa, Germany, Japan, Mozambique, Peru, Malaysia	LBMA, RJC, RMAP
Gold	Boliden AB	CID000157	Sweden	Ireland, Sweden, Indonesia, Finland, Canada, China	LBMA, RMAP
Annex I - 3

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Exhibit 1.01
Annex I

Gold	Heraeus Germany GmbH Co. KG	CID000711	Germany	Turkey, China, Germany, Bolivia, United States, United Arab Emirates, Australia, Malaysia, Jersey, Saudi Arabia, Peru, Chile, Switzerland, Hong Kong	RMAP
Gold	Tokuriki Honten Co., Ltd.	CID001938	Japan	China, United States, Chile, Japan, Hong Kong, Canada, Peru, Australia	LBMA, RMAP
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CID001947	China	China	None
Gold	Torecom	CID001955	Republic of Korea	Bolivia, Mexico, China, Brazil, Chile, Russian Federation, Republic of Korea, Indonesia	RMAP
Gold	C. Hafner GmbH + Co. KG	CID000176	Germany	Peru, Germany, Brazil, China, Japan, Australia, Chile	LBMA, RJC, RMAP
Gold	Ohura Precious Metal Industry Co., Ltd.	CID001325	Japan	Brazil, Estonia, Australia, Namibia, Laos, Myanmar, Switzerland, China, Russian Federation, Ethiopia, Austria, France, Japan, Singapore, Republic of Korea, Malaysia, Djibouti, Ireland, Ecuador, Thailand, Bolivia, Slovakia, Mongolia, Zimbabwe, Germany, Sierra Leone, United States, Indonesia, India, Hungary, Spain, Belgium, Cambodia, Egypt, Suriname, Portugal, Ivory Coast, Israel, Madagascar, Nigeria, Peru, Taiwan, Colombia, Luxembourg, United Kingdom, Guyana, Netherlands, Viet Nam, Canada, South Africa, Kazakhstan, Argentina, Chile, Czech Republic	RMAP
Gold	JSC Novosibirsk Refinery	CID000493	Russian Federation	Russian Federation, Bolivia, Switzerland, Russian Federation, Philippines, China, Brazil, Peru, Canada, Italy, Malaysia	None
Gold	Caridad	CID000180	Mexico	Republic of Korea, Japan, Mexico, Bolivia, Chile, Mexico, China	None
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	CID001326	Russian Federation	Russian Federation	None
Gold	Cendres + Metaux S.A.	CID000189	Switzerland	Germany, Australia, Switzerland	None
Gold	Umicore Precious Metals Thailand	CID002314	Thailand	United States, Thailand, China, Peru	None
Gold	Umicore S.A. Business Unit Precious Metals Refining	CID001980	Belgium	China, Bolivia, Canada, Japan	LBMA, RMAP
Gold	Hunan Chenzhou Mining Co., Ltd.	CID000767	China	Australia, Switzerland, Canada, Mozambique, China	None
Annex I - 4

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Exhibit 1.01
Annex I

Gold	MKS PAMP SA	CID001352	Switzerland	Switzerland, Hong Kong, Japan, China, Australia, Canada, Indonesia, Mexico, South Africa, United Kingdom, United States	LBMA, RMAP
Gold	United Precious Metal Refining, Inc.	CID001993	United States	Indonesia, Belgium, Canada, Japan, Peru, Australia, Russian Federation, China, Thailand, United States, Bolivia, Switzerland	RMAP
Gold	Penglai Penggang Gold Industry Co., Ltd.	CID001362	China	China	None
Gold	HwaSeong CJ CO., LTD.	CID000778	Republic of Korea	Hong Kong, Japan, Mexico, Australia, United States, Canada, China, Republic of Korea	None
Gold	Chimet S.p.A.	CID000233	Italy	Australia, Italy, Mexico, Turkey	LBMA, RMAP
Gold	Valcambi S.A.	CID002003	Switzerland	Hong Kong, Japan, Switzerland, Taiwan, China, Germany, Australia	LBMA, RJC, RMAP
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CID000801	China	Mongolia, Mexico, China	LBMA, RMAP
Gold	Chugai Mining	CID000264	Japan	Canada, Chile, Japan, Indonesia, Japan, Peru, Australia, United States	RMAP
Gold	PT Aneka Tambang (Persero) Tbk	CID001397	Indonesia	Ethiopia, Indonesia, Brazil, Chile, Bolivia, Switzerland, Malaysia, Australia, Indonesia, Canada, Germany, Peru, Indonesia	LBMA, RMAP
Gold	Western Australian Mint (T/a The Perth Mint)	CID002030	Australia	Chile, Guinea, Peru, Australia, Papua New Guinea, Republic of Korea, Bolivia, Australia, China, Hong Kong	LBMA, RMAP
Gold	Ishifuku Metal Industry Co., Ltd.	CID000807	Japan	Japan, China, Canada, United States, Australia	LBMA, RMAP
Gold	Istanbul Gold Refinery	CID000814	Turkey	Turkey	LBMA, RMAP
Gold	WIELAND Edelmetalle GmbH	CID002778	Germany	Germany	RMAP
Gold	Japan Mint	CID000823	Japan	Mexico, Australia, Italy, Japan	LBMA, RMAP
Gold	PX Precinox S.A.	CID001498	Switzerland	Australia, Mozambique, Canada, Switzerland	LBMA, RMAP
Gold	Daye Non-Ferrous Metals Mining Ltd.	CID000343	China	Malaysia, China, Chile, Singapore, South Africa, Australia, Japan, Uzbekistan, Canada, Hong Kong, United States, Switzerland, Belgium, China, United Kingdom, Mexico	None
Gold	Yamakin Co., Ltd.	CID002100	Japan	Japan, China, United States, Mozambique, Australia, Canada, Brazil	RMAP
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CID000651	China	China	None
Gold	DSC (Do Sung Corporation)	CID000359	Republic of Korea	Republic of Korea, Brazil, South Africa, Australia	RMAP
Annex I - 5

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Exhibit 1.01
Annex I

Gold	Asahi Refining USA Inc.	CID000920	United States	Malaysia, Canada, Bermuda, Uzbekistan, Australia, China, Hong Kong, United States, Indonesia, Peru, Chile	LBMA, RMAP
Gold	Yokohama Metal Co., Ltd.	CID002129	Japan	Brazil, Spain, Malaysia, Japan, China	RMAP
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	CID000927	Russian Federation	Australia, Canada, Russian Federation, Japan	None
Gold	JSC Uralelectromed	CID000929	Russian Federation	Brazil, Taiwan, Australia, Switzerland, Russian Federation	None
Gold	JX Nippon Mining & Metals Co., Ltd.	CID000937	Japan	Chile, Saudi Arabia, United Kingdom, Indonesia, Chile, Taiwan	LBMA, RMAP
Gold	Kaloti Precious Metals	CID002563	United Arab Emirates	United Arab Emirates	None
Gold	Yunnan Copper Industry Co., Ltd.	CID000197	China	China, Canada, Chile	None
Gold	Kazakhmys Smelting LLC	CID000956	Kazakhstan	Kazakhstan, Kyrgyzstan	None
Gold	Kazzinc	CID000957	Kazakhstan	Switzerland, Kazakhstan, Japan, Peru, Australia, China, Taiwan, Australia	LBMA, RMAP
Gold	Royal Canadian Mint	CID001534	Canada	Suriname, Chile, Mexico, Guyana, Japan, Peru, Germany, Switzerland, Canada, United States	LBMA, RMAP
Gold	Sabin Metal Corp.	CID001546	United States	China, Brazil, Russian Federation, Mexico, Portugal, Canada, United States	None
Gold	Safimet S.p.A	CID002973	Italy	Italy	None
Gold	SAFINA A.S.	CID002290	Czech Republic	Czech Republic	RMAP
Gold	Kennecott Utah Copper LLC	CID000969	United States	United States, China	LBMA, RMAP
Gold	KGHM Polska Miedz Spolka Akcyjna	CID002511	Poland	Chile	RMAP
Gold	Dowa	CID000401	Japan	United States, Austria, Sierra Leone, Chile, Malaysia, Ireland, Portugal, Hong Kong, Belgium, Cambodia, France, Slovakia, Singapore, Thailand, Spain, Canada, Colombia, Viet Nam, Guyana, Estonia, Djibouti, Ethiopia, Republic of Korea, Suriname, Japan, Ecuador, Ivory Coast, Namibia, United Kingdom, Switzerland, Russian Federation, Czech Republic, Myanmar, Argentina, Israel, Philippines, Kazakhstan, Egypt, Zimbabwe, China, Hungary, Peru, Luxembourg, Australia, Madagascar, Mexico, Indonesia, Mongolia, Netherlands, Nigeria, Brazil, Bolivia, Laos, India, Taiwan, Germany	RMAP
Annex I - 6

#1329522v2

Exhibit 1.01
Annex I

Gold	SAMWON METALS Corp.	CID001562	Republic of Korea	Republic of Korea, Sweden, China, Hong Kong, Canada, Australia	None
Gold	Kojima Chemicals Co., Ltd.	CID000981	Japan	Hungary, Indonesia, Malaysia, Myanmar, Slovakia, Egypt, United Kingdom, Argentina, Portugal, Mongolia, France, Estonia, Singapore, Canada, Cambodia, Ivory Coast, Sierra Leone, Ireland, Ethiopia, Belgium, Germany, Brazil, Japan, Nigeria, Viet Nam, Laos, Colombia, Switzerland, Suriname, Kazakhstan, Zimbabwe, Russian Federation, Chile, Israel, Luxembourg, Spain, Madagascar, Republic of Korea, Austria, Peru, Thailand, China, Ecuador, Guyana, Taiwan, Australia, Bolivia, Namibia, India, Netherlands, United States, Czech Republic, Djibouti	RMAP
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CID002224	China	China, Australia, Laos, Ethiopia, Thailand, Philippines, Canada, Mozambique, Mongolia, Switzerland, Germany	LBMA, RMAP
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CID002243	China	China, Canada, Indonesia, Brazil, Mozambique, Papua New Guinea, Bolivia, Tajikistan, Japan, Russian Federation, Kyrgyzstan, Papua New Guinea, Malaysia, Mongolia, Peru, Russian Federation, Poland, Australia	LBMA, RMAP
Gold	Eco-System Recycling Co., Ltd. East Plant	CID000425	Japan	Australia, Mozambique, Canada, Japan, Bolivia, Indonesia	RMAP
Gold	SEMPSA Joyeria Plateria S.A.	CID001585	Spain	Spain	LBMA, RMAP
Gold	Kyrgyzaltyn JSC	CID001029	Kyrgyzstan	Kyrgyzstan, Australia, Brazil	None
Gold	L'azurde Company For Jewelry	CID001032	Saudi Arabia	Saudi Arabia, Canada, Australia, Japan, Taiwan	None
Gold	Emirates Gold DMCC	CID002561	United Arab Emirates	United Arab Emirates	None
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CID001619	China	Russian Federation	None
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CID001622	China	Japan, China, United States	LBMA, RMAP
Gold	Lingbao Gold Co., Ltd.	CID001056	China	China	None
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CID001058	China	China	None
Gold	LS-NIKKO Copper Inc.	CID001078	Republic of Korea	United States, Chile, Indonesia, Kazakhstan, South Africa, Hong Kong, Singapore, Mexico, Brazil, India, Australia, Peru, Japan, Republic of Korea, China	LBMA, RMAP
Annex I - 7

#1329522v2

Exhibit 1.01
Annex I

Gold	Fidelity Printers and Refiners Ltd.	CID002515	Zimbabwe	Zimbabwe	None
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CID001093	China	China	None
Gold	Materion	CID001113	United States	Netherlands, Zimbabwe, United Kingdom, China, Canada, Republic of Korea, Czech Republic, Switzerland, Germany, Israel, Ethiopia, Hungary, Russian Federation, Belgium, Taiwan, Sierra Leone, Djibouti, Suriname, Portugal, Madagascar, Austria, Kazakhstan, Thailand, Guyana	RMAP
Gold	African Gold Refinery	CID003185	Uganda	No known country of origin	None
Gold	GG Refinery Ltd.	CID004506	Tanzania	No known country of origin	RMAP - Active
Gold	8853 S.p.A.	CID002763	Italy	No known country of origin	None
Gold	Metal Concentrators SA (Pty) Ltd.	CID003575	South Africa	No known country of origin	RMAP
Gold	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000227	China	No known country of origin	None
Gold	Degussa Sonne / Mond Goldhandel GmbH	CID002867	Germany	No known country of origin	None
Gold	L'Orfebre S.A.	CID002762	Andorra	No known country of origin	RMAP
Gold	Al Etihad Gold Refinery DMCC	CID002560	United Arab Emirates	No known country of origin	None
Gold	Pease & Curren	CID002872	United States	No known country of origin	None
Gold	SAAMP	CID002761	France	No known country of origin	None
Gold	Industrial Refining Company	CID002587	Belgium	No known country of origin	None
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	CID000041	Uzbekistan	Uzbekistan, Argentina, Switzerland, Mexico, Chile, DRC- Congo (Kinshasa), United States, China, Germany, Canada, Zambia, Australia, Brazil, Peru, Japan	LBMA, RMAP
Gold	Sudan Gold Refinery	CID002567	Sudan	No known country of origin	None
Gold	Mitsubishi Materials Corporation	CID001188	Japan	Canada, Hong Kong, Chile, Mozambique, Austria, Papua New Guinea, Congo (Brazzaville), Mongolia, Japan, United Kingdom	LBMA, RMAP
Gold	Asaka Riken Co., Ltd.	CID000090	Japan	Armenia, Burundi, Japan, Mexico, Rwanda, Mozambique, Niger, Nigeria	RMAP
Gold	Bangalore Refinery	CID002863	India	No known country of origin	RMAP - Active
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	CID002852	India	No known country of origin	RMAP - Active
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CID000773	China	No known country of origin	None
Gold	Nihon Material Co., Ltd.	CID001259	Japan	Brazil, Niger, China, Canada, Australia, Nigeria, DRC- Congo (Kinshasa), Rwanda, Bolivia, Portugal, Spain, Indonesia, Japan, Peru, Chile, Switzerland, Thailand, Mozambique, Malaysia	LBMA, RMAP
Annex I - 8

#1329522v2

Exhibit 1.01
Annex I

Gold	International Precious Metal Refiners	CID002562	United Arab Emirates	No known country of origin	None
Gold	QG Refining, LLC	CID003324	United States	No known country of origin	None
Gold	LT Metal Ltd.	CID000689	Republic of Korea	No known country of origin	RMAP
Gold	Planta Recuperadora de Metales SpA	CID002919	Chile	No known country of origin	RMAP
Gold	TOO Tau-Ken-Altyn	CID002615	Kazakhstan	No known country of origin	RMAP
Gold	K.A. Rasmussen	CID003497	Norway	No known country of origin	None
Gold	CCR Refinery - Glencore Canada Corporation	CID000185	Canada	Switzerland, Indonesia, China, Zambia, DRC- Congo (Kinshasa), Japan, DRC- Congo (Kinshasa), Australia, Germany, Peru, United States, Argentina, Canada, Chile	LBMA, RMAP
Gold	Prioksky Plant of Non-Ferrous Metals	CID001386	Russian Federation	Ethiopia, Namibia, Bolivia, Brazil, Mozambique, China, Japan, Canada, Sierra Leone, India, Russian Federation, Rwanda, Germany, Zimbabwe, Russian Federation, Australia	None
Gold	Italpreziosi	CID002765	Italy	No known country of origin	RJC, RMAP
Gold	JALAN & Company	CID002893	India	No known country of origin	None
Gold	CGR Metalloys Pvt Ltd.	CID003382	India	No known country of origin	None
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CID002527	China	No known country of origin	None
Gold	Dijllah Gold Refinery FZC	CID003348	United Arab Emirates	No known country of origin	None
Gold	Gold Coast Refinery	CID003186	Ghana	No known country of origin	None
Gold	Sovereign Metals	CID003383	India	No known country of origin	None
Gold	Jiangxi Copper Co., Ltd.	CID000855	China	United States, Rwanda, Japan, Chile, China	LBMA, RMAP
Gold	Rand Refinery (Pty) Ltd.	CID001512	South Africa	Ghana, Philippines, South Africa, Hong Kong, China, Guinea, Jersey, Australia, Austria, Germany, Papua New Guinea, Tanzania, Canada, Mali, Switzerland, DRC- Congo (Kinshasa), Malaysia, Mozambique, Namibia	LBMA, RMAP
Gold	NH Recytech Company	CID003189	Republic of Korea	No known country of origin	RMAP
Gold	Eco-System Recycling Co., Ltd. North Plant	CID003424	Japan	No known country of origin	RMAP
Gold	Eco-System Recycling Co., Ltd. West Plant	CID003425	Japan	No known country of origin	RMAP
Gold	Kundan Care Products Ltd.	CID003463	India	No known country of origin	None
Gold	Shirpur Gold Refinery Ltd.	CID002588	India	No known country of origin	None
Gold	ABC Refinery Pty Ltd.	CID002920	Australia	No known country of origin	None
Gold	AU Traders and Refiners	CID002850	South Africa	No known country of origin	None
Gold	Augmont Enterprises Private Limited	CID003461	India	No known country of origin	RMAP - Active
Gold	Emerald Jewel Industry India Limited (Unit 1)	CID003487	India	No known country of origin	None
Annex I - 9

#1329522v2

Exhibit 1.01
Annex I

Gold	Emerald Jewel Industry India Limited (Unit 2)	CID003488	India	No known country of origin	None
Gold	Emerald Jewel Industry India Limited (Unit 3)	CID003489	India	No known country of origin	None
Gold	Emerald Jewel Industry India Limited (Unit 4)	CID003490	India	No known country of origin	None
Gold	REMONDIS PMR B.V.	CID002582	Netherlands	No known country of origin	RMAP
Gold	Sai Refinery	CID002853	India	No known country of origin	None
Gold	Modeltech Sdn Bhd	CID002857	Malaysia	No known country of origin	None
Gold	Kyshtym Copper-Electrolytic Plant ZAO	CID002865	Russian Federation	No known country of origin	None
Gold	Samduck Precious Metals	CID001555	Republic of Korea	Bolivia, Thailand, Brazil, Australia, Mozambique, Ethiopia, India, Republic of Korea, Namibia, Rwanda, Zimbabwe, China, Canada, Germany, Sierra Leone, United States, Japan	None
Gold	Alexy Metals	CID003500	United States	No known country of origin	None
Gold	Abington Reldan Metals, LLC	CID002708	United States	No known country of origin	RMAP
Gold	Metallix Refining Inc.	CID003557	United States	No known country of origin	None
Gold	Korea Zinc Co., Ltd.	CID002605	Republic of Korea	No known country of origin	RMAP
Gold	Shandong Humon Smelting Co., Ltd.	CID002525	China	No known country of origin	None
Gold	MD Overseas	CID003548	India	No known country of origin	None
Gold	WEEEREFINING	CID003615	France	No known country of origin	RMAP
Gold	SungEel HiMetal Co., Ltd.	CID002918	Republic of Korea	No known country of origin	RMAP
Gold	Shenzhen CuiLu Gold Co., Ltd.	CID002750	China	No known country of origin	None
Gold	Albino Mountinho Lda.	CID002760	Portugal	No known country of origin	None
Gold	Dongwu Gold Group	CID003663	China	No known country of origin	None
Gold	Gold by Gold Colombia	CID003641	Colombia	No known country of origin	RMAP
Gold	Coimpa Industrial LTDA	CID004010	Brazil	No known country of origin	RMAP
Gold	Sam Precious Metals	CID003666	United Arab Emirates	No known country of origin	None
Gold	State Research Institute Center for Physical Sciences and Technology	CID003153	Lithuania	No known country of origin	None
Gold	Marsam Metals	CID002606	Brazil	No known country of origin	None
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CID001736	China	No known country of origin	LBMA, RMAP
Gold	Fujairah Gold FZC	CID002584	United Arab Emirates	No known country of origin	None
Annex I - 10

#1329522v2

Exhibit 1.01
Annex I

Tantalum	Solikamsk Magnesium Works OAO	CID001769	Russian Federation	Ecuador, Japan, France, Peru, Luxembourg, Estonia, Egypt, Indonesia, United States, Mongolia, Brazil, Myanmar, Viet Nam, Malaysia, Argentina, Slovakia, Namibia, Bolivia, Cambodia, Australia, India, Spain, Laos, Ivory Coast, Ireland, Nigeria, Singapore, Suriname, Argentina, Czech Republic, United States, Japan, Madagascar, Switzerland, Zimbabwe, Colombia, Canada, Portugal, Indonesia, Slovakia, Viet Nam, Ecuador, Namibia, Singapore, Ireland, Ivory Coast, Peru, Belgium, Russian Federation, Nigeria, Sierra Leone, United Kingdom, Myanmar, Bolivia, Hungary, India, Germany, Austria, Australia, Luxembourg, Republic of Korea, Malaysia, Mongolia, Ethiopia, Cambodia, Laos, Brazil, France, Djibouti, Chile, Estonia, Israel, Thailand, China, Egypt, Taiwan, Netherlands, Guyana, Kazakhstan	None
Tantalum	Metallurgical Products India Pvt., Ltd.	CID001163	India	Israel, Chile, France, Republic of Korea, Jersey, Ecuador, Australia, Taiwan, Germany, Laos, Czech Republic, Myanmar, Russian Federation, India, Djibouti, Egypt, Madagascar, Belgium, Spain, Viet Nam, United States, Slovakia, Netherlands, Mozambique, Kazakhstan, Austria, Zimbabwe, Canada, Kenya, Nigeria, Ethiopia, Japan, Namibia, Argentina, Bolivia, Guyana, Sierra Leone, Thailand, Ireland, China, Portugal, Ivory Coast, Malaysia, Suriname, South Africa, Luxembourg, Mongolia, Estonia, Indonesia, Singapore, Switzerland, Cambodia, Colombia, United Kingdom, Peru, Brazil, Hungary	RMAP
Tantalum	Mineracao Taboca S.A.	CID001175	Brazil	Brazil	RMAP
Tantalum	Mitsui Mining and Smelting Co., Ltd.	CID001192	Japan	Australia, United Kingdom, Malaysia, Chile, Brazil, Japan	RMAP
Annex I - 11

#1329522v2

Exhibit 1.01
Annex I

Tantalum	Molycorp Silmet A.S.	CID001200	Estonia	Viet Nam, Djibouti, Belgium, Ivory Coast, Ecuador, Namibia, Luxembourg, Israel, Czech Republic, France, Guyana, Russian Federation, India, United Kingdom, Australia, Chile, United States, Austria, Canada, Peru, Taiwan, Argentina, Singapore, Malaysia, Colombia, Brazil, Netherlands, Slovakia, Estonia, Hungary, Portugal, China, Madagascar, Indonesia, Nigeria, Switzerland, Mongolia, Egypt, Myanmar, Cambodia, Laos, Zimbabwe, Ethiopia, Republic of Korea, Germany, Spain, Bolivia, Suriname, Japan, Kazakhstan, Sierra Leone, Ireland, Thailand	RMAP
Tantalum	Telex Metals	CID001891	United States	Kazakhstan, Chile, Republic of Korea, Peru, Russian Federation, Ireland, Cambodia, Viet Nam, Hungary, Colombia, Germany, Brazil, France, Taiwan, Spain, Netherlands, Israel, Switzerland, Belgium, Ecuador, Slovakia, Australia, Sierra Leone, China, Japan, Suriname, India, Canada, Malaysia, Portugal, Austria, Guyana, United Kingdom, Czech Republic, Estonia, United States, Myanmar, Singapore, Zimbabwe, Djibouti, Luxembourg, Ethiopia, Argentina, Indonesia, Laos, Bolivia, Nigeria, Ivory Coast, Namibia, Mongolia, Thailand, Egypt, Madagascar	RMAP
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CID002492	China	Laos, Germany, Thailand, Luxembourg, Estonia, Argentina, Canada, France, Portugal, Colombia, Zimbabwe, Indonesia, Netherlands, Russian Federation, United Kingdom, Slovakia, Myanmar, Brazil, Chile, Israel, China, Switzerland, Kazakhstan, Djibouti, Ecuador, Belgium, Viet Nam, Guyana, Ireland, Suriname, Mongolia, Taiwan, Czech Republic, Australia, Ethiopia, Singapore, Peru, Namibia, Madagascar, Sierra Leone, Egypt, Ivory Coast, United States, Cambodia, Republic of Korea, Hungary, Bolivia, Austria, Japan, India, Malaysia, Spain, Nigeria	RMAP
Tantalum	D Block Metals, LLC	CID002504	United States	United States	RMAP
Annex I - 12

#1329522v2

Exhibit 1.01
Annex I

Tantalum	XinXing Haorong Electronic Material Co., Ltd.	CID002508	China	China	RMAP
Tantalum	QuantumClean	CID001508	United States	United States, Brazil, Poland	RMAP
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CID001522	China	China, Russian Federation, Peru	RMAP
Tantalum	FIR Metals & Resource Ltd.	CID002505	China	Republic of Korea, Germany, Viet Nam, Czech Republic, Ireland, Malaysia, Hungary, Israel, Peru, Nigeria, Singapore, Belgium, Bolivia, Ivory Coast, Djibouti, Brazil, India, Russian Federation, Spain, Indonesia, Guyana, Austria, United States, Cambodia, Australia, Egypt, Slovakia, China, Thailand, Ecuador, Kazakhstan, Chile, Zimbabwe, Taiwan, France, Colombia, Laos, Myanmar, Japan, Portugal, Mongolia, Netherlands, Namibia, Madagascar, Argentina, Canada, United Kingdom, Switzerland, Estonia, Luxembourg, Ethiopia, Sierra Leone	RMAP
Tantalum	PowerX Ltd.	CID004054	Rwanda	No known country of origin	RMAP
Tantalum	Jiangxi Tuohong New Raw Material	CID002842	China	No known country of origin	RMAP
Tantalum	Global Advanced Metals Aizu	CID002558	Japan	United States, Nigeria, Australia, Chile, Djibouti, Congo (Brazzaville), Belgium, Malaysia, Uganda, Sierra Leone, Bolivia, India, China, Spain, Colombia, Singapore, Indonesia, Viet Nam, Israel, Estonia, Ecuador, Argentina, Russian Federation, Laos, Thailand, Guyana, Switzerland, Burundi, Kazakhstan, Republic of Korea, Peru, Germany, Luxembourg, Namibia, Canada, Central African Republic, Myanmar, Mongolia, Zambia, Rwanda, France, Suriname, Japan, Cambodia, Netherlands, Tanzania, Ireland, Czech Republic, Zimbabwe, Taiwan, Slovakia, Austria, DRC- Congo (Kinshasa), Portugal, United Kingdom, Madagascar, Angola, South Sudan, Brazil, Egypt, Hungary, Ethiopia, Ivory Coast	RMAP
Annex I - 13

#1329522v2

Exhibit 1.01
Annex I

Tantalum	Global Advanced Metals Boyertown	CID002557	United States	Canada, Argentina, Djibouti, Ecuador, Rwanda, Germany, Malaysia, United States, Ethiopia, Singapore, Ivory Coast, Tanzania, Suriname, Mozambique, Kazakhstan, Sierra Leone, Laos, Netherlands, Austria, India, Republic of Korea, Australia, Peru, Viet Nam, Brazil, Angola, Burundi, Madagascar, Namibia, Nigeria, Czech Republic, Russian Federation, Cambodia, Israel, Ireland, Central African Republic, Bolivia, Luxembourg, Thailand, Uganda, Hungary, Egypt, France, Chile, Mongolia, Slovakia, United Kingdom, Japan, Portugal, South Sudan, Zimbabwe, Guyana, Switzerland, DRC- Congo (Kinshasa), Congo (Brazzaville), China, Estonia, Belgium, Taiwan, Colombia, Spain, Zambia, Indonesia, Myanmar	RMAP
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CID000616	China	Thailand, Slovakia, Australia, Nigeria, Switzerland, Ireland, Taiwan, Colombia, Hungary, Germany, United Kingdom, Canada, Philippines, Portugal, United States, Bolivia, DRC- Congo (Kinshasa), Ecuador, India, China, Ivory Coast, Russian Federation, Singapore, Ethiopia, Malaysia, Japan, Netherlands, France, Brazil, Sierra Leone, Republic of Korea, Laos, Cambodia, Argentina, Spain, Egypt, Zimbabwe, Czech Republic, Viet Nam, Kazakhstan, Peru, Chile, Myanmar, Rwanda, Djibouti, Belgium, Estonia, Luxembourg, Madagascar, Indonesia, Israel, Namibia, Suriname, Austria, Mongolia, Guyana	RMAP
Annex I - 14

#1329522v2

Exhibit 1.01
Annex I

Tantalum	TANIOBIS Co., Ltd.	CID002544	Thailand	Congo (Brazzaville), Brazil, Thailand, Angola, Zimbabwe, Singapore, Switzerland, Central African Republic, Viet Nam, Bolivia, Luxembourg, South Sudan, India, Zambia, Rwanda, Argentina, Russian Federation, Australia, Egypt, Mongolia, Netherlands, Republic of Korea, Ireland, Portugal, Slovakia, United States, Indonesia, Laos, United Kingdom, Austria, Ivory Coast, Japan, Tanzania, Israel, Sierra Leone, Suriname, Ethiopia, Ecuador, Canada, Malaysia, Mozambique, Uganda, Cambodia, Burundi, Myanmar, Belgium, DRC- Congo (Kinshasa), China, France, Hungary, Madagascar, Czech Republic, Djibouti, Chile, Estonia, Guyana, Nigeria, Taiwan, Colombia, Peru, Spain, Germany, Kazakhstan, Namibia	RMAP
Tantalum	TANIOBIS GmbH	CID002545	Germany	Congo (Brazzaville), Brazil, Thailand, Angola, Zimbabwe, Singapore, Switzerland, Central African Republic, Viet Nam, Bolivia, Luxembourg, South Sudan, India, Zambia, Rwanda, Argentina, Russian Federation, Australia, Egypt, Mongolia, Netherlands, Republic of Korea Ireland, Portugal, Slovakia, United States, Indonesia, Laos, United Kingdom, Austria, Ivory Coast, Japan, Tanzania, Israel, Sierra Leone, Suriname, Ethiopia, Ecuador, Canada, Malaysia, Mozambique, Uganda, Cambodia, Burundi, Myanmar, Belgium, DRC- Congo (Kinshasa), China, France, Hungary, Madagascar, Czech Republic, Djibouti, Chile, Estonia, Guyana, Nigeria, Taiwan, Colombia, Peru, Spain, Germany, Kazakhstan, Namibia	RMAP
Tantalum	Materion Newton Inc.	CID002548	United States	Japan, China, Mozambique, United States, Namibia, Burundi, Rwanda, Nigeria, Germany, Canada, Ethiopia, Zimbabwe, Brazil, Sierra Leone, Bolivia, Australia, India, Congo (Brazzaville)	RMAP
Annex I - 15

#1329522v2

Exhibit 1.01
Annex I

Tantalum	TANIOBIS Japan Co., Ltd.	CID002549	Japan	Bolivia, Australia, Ethiopia, Sierra Leone, Rwanda, Zimbabwe, China, Namibia, Canada, Japan, India, Brazil, Mozambique, Germany	RMAP
Tantalum	TANIOBIS Smelting GmbH & Co. KG	CID002550	Germany	Burundi	RMAP
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CID001277	China	Rwanda, Czech Republic, Myanmar, Thailand, Namibia, Australia, Austria, Madagascar, Angola, Mozambique, Kazakhstan, Peru, Laos, Zimbabwe, Russian Federation, Sierra Leone, Tanzania, Japan, Portugal, Luxembourg, Djibouti, India, Burundi, Bolivia, Germany, Israel, Spain, China, Estonia, South Sudan, Egypt, Ecuador, United States, Ireland, Suriname, Ivory Coast, Slovakia, Netherlands, Niger, Canada, Congo (Brazzaville), Argentina, Indonesia, Guyana, Chile, Zambia, Switzerland, Colombia, Brazil, United Kingdom, Singapore, Viet Nam, Mexico, Cambodia, Belgium, Mongolia, Uganda, Ethiopia, Nigeria, Rwanda, Taiwan, France, DRC- Congo (Kinshasa), Malaysia, Central African Republic, Republic of Korea, Hungary	RMAP
Tantalum	Ulba Metallurgical Plant JSC	CID001969	Kazakhstan	Colombia, Djibouti, Brazil, United States, Singapore, Russian Federation, Australia, DRC- Congo (Kinshasa), Japan, Slovakia, Thailand, Angola, United Kingdom, Bolivia, Ecuador, Taiwan, Israel, Mozambique, Peru, Portugal, Spain, Viet Nam, France, Malaysia, Germany, DRC- Congo (Kinshasa), Congo (Brazzaville), China, Czech Republic, Ivory Coast, South Sudan, Cambodia, Nigeria, Tanzania, Kazakhstan, Mongolia, Sierra Leone, Burundi, Hungary, Ethiopia, Laos, Namibia, Canada, Guyana, Uganda, Ireland, Republic of Korea, Central African Republic, Chile, Netherlands, Belgium, Zimbabwe, Austria, Madagascar, Suriname, Rwanda, Zambia, Luxembourg, Egypt, Belarus, Argentina, Switzerland, Myanmar, Estonia, India, Indonesia	RMAP
Annex I - 16

#1329522v2

Exhibit 1.01
Annex I

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CID000211	China	Australia, DRC- Congo (Kinshasa), Canada, Mozambique, China, Thailand, Brazil, Russian Federation	RMAP
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CID000291	China	United Kingdom, Cambodia, Chile, Ethiopia, Colombia, Israel, Guyana, Indonesia, Argentina, Tanzania, Australia, Burundi, Portugal, Switzerland, Suriname, Luxembourg, Belgium, Czech Republic, Egypt, Myanmar, Brazil, Peru, Singapore, Mongolia, Taiwan, India, Madagascar, Angola, Zambia, China, Canada, Ecuador, Namibia, France, Hungary, Viet Nam, Republic of Korea, Congo (Brazzaville), Bolivia, Japan, Zimbabwe, Kazakhstan, Mozambique, Spain, Germany, South Africa, Kenya, Niger, DRC- Congo (Kinshasa), Netherlands, Central African Republic, Malaysia, Austria, Nigeria, Estonia, Ireland, South Sudan, Djibouti, Sierra Leone, Rwanda, Thailand, Ivory Coast, Uganda, Laos, Russian Federation, Slovakia, United States	RMAP
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CID000914	China	Italy, Ivory Coast, Peru, Chile, United States, United Kingdom, Switzerland, Zimbabwe, Colombia, Cambodia, South Sudan, Republic of Korea, Uganda, Tanzania, Viet Nam, China, Canada, Myanmar, Australia, Belgium, Congo (Brazzaville), Czech Republic, Germany, Zambia, Austria, DRC- Congo (Kinshasa), Guyana, Singapore, Nigeria, Thailand, Israel, Estonia, Malaysia, Ireland, Burundi, Madagascar, Brazil, Hungary, India, Japan, Indonesia, Central African Republic, Portugal, Suriname, Luxembourg, Namibia, Laos, Mongolia, Russian Federation, Rwanda, Ecuador, Netherlands, Argentina, Djibouti, France, Kazakhstan, Taiwan, Ethiopia, Angola, Sierra Leone, Egypt, Slovakia, Spain, Bolivia	RMAP
Annex I - 17

#1329522v2

Exhibit 1.01
Annex I

Tantalum	Jiujiang Tanbre Co., Ltd.	CID000917	China	Mongolia, Colombia, Austria, Russian Federation, Belgium, Guyana, Ivory Coast, Thailand, Namibia, Brazil, DRC- Congo (Kinshasa), Madagascar, Spain, Slovakia, Nigeria, Zimbabwe, Luxembourg, Ethiopia, Israel, Myanmar, Czech Republic, Peru, Egypt, Singapore, Uganda, China, United Kingdom, Indonesia, Central African Republic, Hungary, Chile, Viet Nam, Canada, United States, Cambodia, Switzerland, Sierra Leone, Australia, Republic of Korea, Angola, South Sudan, Taiwan, India, Congo (Brazzaville), Djibouti, Kazakhstan, Netherlands, Portugal, Argentina, Germany, Philippines, Bolivia, Ecuador, Zambia, Japan, Mozambique, South Africa, Kenya, Malaysia, Estonia, Ireland, Rwanda, Suriname, Burundi, France, Tanzania, Laos, DRC- Congo (Kinshasa)	RMAP
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CID002506	China	Djibouti, Ecuador, DRC- Congo (Kinshasa), Slovakia, Bolivia, Germany, Guyana, Zimbabwe, Luxembourg, Portugal, Japan, Namibia, Thailand, Ivory Coast, India, United Kingdom, Switzerland, Malaysia, Spain, Viet Nam, Indonesia, Argentina, Cambodia, Mongolia, Ireland, Chile, Estonia, Peru, Colombia, Kazakhstan, Suriname, Hungary, Laos, China, Russian Federation, Nigeria, United States, Sierra Leone, Republic of Korea, Ethiopia, Singapore, Australia, Taiwan, Myanmar, Egypt, Madagascar, Czech Republic, Belgium, Brazil, Israel, France, Austria, Netherlands, Canada	RMAP
Tantalum	Resind Industria e Comercio Ltda.	CID002707	Brazil	No known country of origin	RMAP
Annex I - 18

#1329522v2

Exhibit 1.01
Annex I

Tantalum	KEMET de Mexico	CID002539	Mexico	Viet Nam, Portugal, United Kingdom, Brazil, Ireland, Ghana, Hungary, Egypt, Ivory Coast, Netherlands, Singapore, France, Chile, Guinea, Taiwan, DRC- Congo (Kinshasa), Zambia, Niger, India, Estonia, Nigeria, Sierra Leone, Slovakia, South Sudan, Colombia, Djibouti, Mali, Namibia, Angola, Mozambique, Bolivia, Suriname, South Africa, Spain, Germany, Japan, Central African Republic, Congo (Brazzaville), Laos, Guyana, Canada, Ecuador, Republic of Korea, Thailand, Belgium, Burundi, Cambodia, Myanmar, Ethiopia, Zimbabwe, Luxembourg, Uganda, Peru, Indonesia, Rwanda, Israel, Mexico, Austria, Argentina, Australia, United States, Kazakhstan, Madagascar, Tanzania, Switzerland, China, Czech Republic, Mongolia, Malaysia, Russian Federation	RMAP
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CID003583	China	No known country of origin	RMAP
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CID002512	China	No known country of origin	RMAP
Tantalum	Taki Chemical Co., Ltd.	CID001869	Japan	Ecuador, Bolivia, Colombia, South Sudan, Indonesia, Viet Nam, Ivory Coast, Hungary, Burundi, Ireland, Myanmar, Spain, Uganda, Brazil, Singapore, Portugal, Kazakhstan, Suriname, Egypt, France, India, United States, Malaysia, Namibia, Czech Republic, Japan, Central African Republic, Luxembourg, Slovakia, Nigeria, Guyana, Madagascar, Sierra Leone, Estonia, Laos, Zimbabwe, Djibouti, Rwanda, Chile, Angola, United Kingdom, Ethiopia, Zambia, Israel, Canada, China, Congo (Brazzaville), Taiwan, Belgium, Republic of Korea, Australia, Switzerland, Austria, Peru, Argentina, Mongolia, Netherlands, Tanzania, Cambodia, Thailand, Russian Federation, Germany	RMAP
Tantalum	5D Production OU	CID003926	Estonia	No known country of origin	None
Annex I - 19

#1329522v2

Exhibit 1.01
Annex I

Tantalum	F&X Electro-Materials Ltd.	CID000460	China	Thailand, Russian Federation, South Sudan, Laos, Viet Nam, Madagascar, Zambia, United States, Cambodia, Egypt, Canada, Peru, Spain, Ecuador, Djibouti, DRC- Congo (Kinshasa), Burundi, Colombia, Central African Republic, Germany, Ivory Coast, Suriname, Congo (Brazzaville), China, Angola, Austria, Namibia, Estonia, Myanmar, Brazil, Taiwan, Israel, Portugal, United Kingdom, Netherlands, Uganda, Switzerland, Guyana, Australia, Chile, Hungary, Republic of Korea, Zimbabwe, Ireland, Slovakia, Ethiopia, Indonesia, Japan, Malaysia, Singapore, Bolivia, Rwanda, Sierra Leone, India, Nigeria, Argentina, France, Kazakhstan, Belgium, Mongolia, Czech Republic, Luxembourg, Tanzania	RMAP
Tantalum	AMG Brasil	CID001076	Brazil	Chile, Egypt, Malaysia, Switzerland, Ecuador, Viet Nam, Israel, China, Nigeria, Spain, Portugal, Singapore, Netherlands, Bolivia, Colombia, Germany, Hungary, Japan, Indonesia, Suriname, Mongolia, Czech Republic, Canada, United States, Republic of Korea, United Kingdom, Belgium, Luxembourg, DRC- Congo (Kinshasa), Brazil, Russian Federation, Sierra Leone, Zimbabwe, Laos, Taiwan, Guyana, Estonia, Myanmar, Slovakia, India, Ivory Coast, Cambodia, Ethiopia, Madagascar, Ireland, Thailand, Namibia, France, Djibouti, Austria, Peru, Australia, Kazakhstan, Argentina	RMAP
Annex I - 20

#1329522v2

Exhibit 1.01
Annex I

Tin	Melt Metais e Ligas S.A.	CID002500	Brazil	Laos, Namibia, Ivory Coast, Russian Federation, Hungary, Luxembourg, Spain, Israel, Myanmar, Zimbabwe, Argentina, Ireland, Indonesia, Canada, Ecuador, Switzerland, Ethiopia, Peru, France, Austria, United States, Czech Republic, Singapore, Kazakhstan, Malaysia, Slovakia, Suriname, Mongolia, Japan, Viet Nam, Australia, India, Thailand, Cambodia, Republic of Korea, Netherlands, Nigeria, Chile, Colombia, Madagascar, China, Egypt, Portugal, Sierra Leone, Guyana, Germany, Brazil, Belgium, Bolivia, United Kingdom, Djibouti, Estonia, Taiwan	None
Tin	Metallic Resources, Inc.	CID001142	United States	United States	RMAP
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CID000228	China	China	RMAP
Tin	Gejiu Kai Meng Industry and Trade LLC	CID000942	China	China	None
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CID000538	China	Switzerland, United States, China, Canada, Portugal, Slovakia, Indonesia, Peru, India, Viet Nam, Japan, France, Nigeria, Australia, Russian Federation, Chile, Austria, Madagascar, Myanmar, Luxembourg, Germany, Zimbabwe, Singapore, Bolivia, Sierra Leone, Taiwan, Laos, Czech Republic, Cambodia, Ecuador, Guyana, Ireland, Estonia, Malaysia, Mongolia, Kazakhstan, Israel, Belgium, Spain, Ivory Coast, Egypt, Hungary, Suriname, Djibouti, Netherlands, Ethiopia, Thailand, Argentina, Namibia, Brazil, Colombia, United Kingdom, Republic of Korea	RMAP
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CID001908	China	China	None
Tin	Mineracao Taboca S.A.	CID001173	Brazil	Brazil, Thailand	RMAP
Annex I - 21

#1329522v2

Exhibit 1.01
Annex I

Tin	Minsur	CID001182	Peru	Netherlands, Luxembourg, Australia, Israel, Sierra Leone, Colombia, Peru, Taiwan, Portugal, United States, Canada, Switzerland, Ivory Coast, Egypt, Peru, Madagascar, Suriname, Thailand, Laos, Kazakhstan, Ecuador, Guyana, China, Djibouti, Ireland, Bolivia, Cambodia, Viet Nam, Argentina, Namibia, United Kingdom, Belgium, Mongolia, France, Singapore, Russian Federation, Nigeria, Japan, Malaysia, Germany, India, Brazil, Chile, Republic of Korea, Estonia, Czech Republic, Slovakia, Zimbabwe, Hungary, Myanmar, Spain, Austria, Ethiopia, Indonesia	RMAP
Tin	Alpha	CID000292	United States	Ecuador, Brazil, Indonesia, Hungary, Suriname, Kazakhstan, United States, Netherlands, Russian Federation, Ethiopia, Singapore, Canada, India, Myanmar, Cambodia, Sierra Leone, Ireland, Germany, Peru, Ivory Coast, Colombia, Switzerland, Czech Republic, Belgium, Djibouti, Jersey, Guyana, Sweden, Slovakia, Taiwan, Israel, Namibia, Estonia, Nigeria, Australia, United Kingdom, France, Madagascar, Egypt, China, Portugal, Viet Nam, Luxembourg, Zimbabwe, Austria, Malaysia, Spain, Argentina, Mongolia, Thailand, Japan, Republic of Korea, Laos, Chile, Bolivia	RMAP
Tin	Mitsubishi Materials Corporation	CID001191	Japan	Indonesia, Japan, Canada, Papua New Guinea	RMAP
Tin	An Vinh Joint Stock Mineral Processing Company	CID002703	Viet Nam	Viet Nam, Turkey, Brazil	None
Tin	Jiangxi New Nanshan Technology Ltd.	CID001231	China	Russian Federation, Bolivia, China, Portugal	RMAP
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CID002573	Viet Nam	Viet Nam, Estonia	None
Tin	Novosibirsk Tin Combine	CID001305	Russian Federation	Philippines, Russian Federation, Peru, Kazakhstan, United States	None
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CID001314	Thailand	Philippines, Netherlands, Thailand, China	RMAP
Tin	O.M. Manufacturing Philippines, Inc.	CID002517	Philippines	Bolivia, Canada, China, Malaysia, Philippines, Japan, Brazil, Peru	RMAP
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CID002574	Viet Nam	Indonesia, Viet Nam	None
Annex I - 22

#1329522v2

Exhibit 1.01
Annex I

Tin	China Tin Group Co., Ltd.	CID001070	China	Indonesia, United States, Mexico, China, Switzerland, Russian Federation	RMAP
Tin	PT Aries Kencana Sejahtera	CID000309	Indonesia	Israel, Brazil, Egypt, Argentina, Guyana, Malaysia, Canada, Taiwan, Mongolia, Netherlands, Luxembourg, Colombia, Indonesia, Republic of Korea, China, Japan, Estonia, France, Kazakhstan, Ecuador, Bolivia, Namibia, Chile, Thailand, Hungary, Suriname, Portugal, Russian Federation, Ivory Coast, Djibouti, India, Spain, Germany, Myanmar, Austria, Nigeria, Peru, Belgium, Zimbabwe, Ethiopia, Laos, Singapore, Slovakia, Viet Nam, Madagascar, Switzerland, United States, Cambodia, Czech Republic, United Kingdom, Sierra Leone, Australia, Ireland	RMAP
Tin	PT Artha Cipta Langgeng	CID001399	Indonesia	Brazil, Japan, Chile, Nigeria, United States, Taiwan, Estonia, Guyana, Egypt, Zimbabwe, Namibia, Netherlands, Colombia, Malaysia, Cambodia, Ireland, Luxembourg, Hungary, India, Slovakia, Mongolia, Kazakhstan, Djibouti, France, Peru, Uzbekistan, United Kingdom, Switzerland, Spain, Viet Nam, Israel, Czech Republic, Mexico, Madagascar, Belgium, Austria, Suriname, Ecuador, Russian Federation, Portugal, Germany, Myanmar, Bolivia, Republic of Korea, Ethiopia, Ivory Coast, Sierra Leone, Argentina, Canada, Thailand, Indonesia, Laos, China, Australia, Singapore	RMAP
Annex I - 23

#1329522v2

Exhibit 1.01
Annex I

Tin	PT ATD Makmur Mandiri Jaya	CID002503	Indonesia	Belgium, Madagascar, India, Russian Federation, Namibia, Bolivia, Canada, Argentina, United States, Cambodia, China, Ecuador, Nigeria, Japan, Portugal, Australia, Singapore, Luxembourg, Mongolia, Zimbabwe, Ethiopia, Netherlands, Republic of Korea, Switzerland, Laos, Suriname, France, Ireland, Spain, Myanmar, Viet Nam, Slovakia, United Kingdom, Brazil, Thailand, Kazakhstan, Hungary, Peru, Guyana, Czech Republic, Djibouti, Sierra Leone, Malaysia, Germany, Indonesia, Estonia, Austria, Taiwan, Colombia, Egypt, Israel, Chile, Ivory Coast	RMAP
Tin	PT Babel Inti Perkasa	CID001402	Indonesia	Kazakhstan, Hungary, Brazil, Australia, Argentina, France, Republic of Korea, Netherlands, Zimbabwe, Israel, Russian Federation, Thailand, Japan, Djibouti, Colombia, Estonia, Nigeria, Egypt, Mongolia, India, United Kingdom, Germany, Switzerland, Laos, Namibia, Portugal, Cambodia, Canada, Austria, Slovakia, Sierra Leone, Guyana, Madagascar, Ecuador, Singapore, Philippines, Peru, Myanmar, Luxembourg, Ethiopia, Malaysia, Ivory Coast, United States, Suriname, Indonesia, Ireland, Chile, Czech Republic, Viet Nam, Bolivia, Belgium, Taiwan, Spain, China	RMAP
Tin	PT Babel Surya Alam Lestari	CID001406	Indonesia	China	RMAP
Annex I - 24

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Bangka Prima Tin	CID002776	Indonesia	Indonesia, Mongolia, Malaysia, Chile, Colombia, Djibouti, China, Ireland, Egypt, Switzerland, Thailand, Guyana, Madagascar, Cambodia, Germany, Sierra Leone, Netherlands, Myanmar, Portugal, Russian Federation, Taiwan, Ivory Coast, Nigeria, India, Spain, Bolivia, Hungary, Kazakhstan, Luxembourg, Slovakia, Israel, Ecuador, Belgium, Viet Nam, Australia, Czech Republic, Estonia, Singapore, Austria, France, Laos, Peru, Japan, Suriname, Argentina, Ethiopia, Namibia, Republic of Korea, Brazil, United States, Canada, United Kingdom, Zimbabwe	RMAP
Tin	PT Belitung Industri Sejahtera	CID001421	Indonesia	Portugal, India, Netherlands, Hungary, Cambodia, Thailand, Bolivia, Colombia, Taiwan, Ireland, Kazakhstan, Indonesia, Laos, Canada, Brazil, Ecuador, Zimbabwe, Austria, United Kingdom, Spain, Viet Nam, Germany, Peru, Chile, Czech Republic, Madagascar, Luxembourg, Belgium, France, Estonia, Nigeria, Slovakia, Djibouti, Japan, Namibia, Suriname, Australia, Ethiopia, China, Switzerland, Myanmar, Guyana, Malaysia, Ivory Coast, Sierra Leone, Egypt, United States, Israel, Argentina, Mongolia, Republic of Korea, Singapore, Russian Federation	RMAP
Tin	PT Cipta Persada Mulia	CID002696	Indonesia	Kazakhstan, Republic of Korea, India, China, Singapore, Peru, Japan, Chile, Brazil, United States, Indonesia, Australia, South Africa	RMAP
Tin	White Solder Metalurgia e Mineracao Ltda.	CID002036	Brazil	Brazil, Peru, Germany, Thailand, China	RMAP
Annex I - 25

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Mitra Stania Prima	CID001453	Indonesia	Viet Nam, Germany, Ecuador, Brazil, Portugal, France, Republic of Korea, Mexico, Nigeria, Japan, Argentina, China, Namibia, Ethiopia, Peru, Mongolia, United Kingdom, Austria, Australia, Colombia, Belgium, Madagascar, Netherlands, Indonesia, Egypt, United States, Kazakhstan, Estonia, Israel, Singapore, Slovakia, Djibouti, Kyrgyzstan, Laos, Suriname, Russian Federation, Ireland, Czech Republic, Malaysia, Myanmar, Canada, Taiwan, Guyana, Thailand, Ivory Coast, Spain, Hungary, Sierra Leone, Zimbabwe, India, Bolivia, Cambodia, Chile, Luxembourg, Switzerland	RMAP
Tin	PT Panca Mega Persada	CID001457	Indonesia	Estonia, Canada, Namibia, Russian Federation, Ivory Coast, Mongolia, Myanmar, France, Peru, Djibouti, Bolivia, Laos, Malaysia, Cambodia, Germany, Thailand, Ireland, Belgium, Slovakia, Czech Republic, Luxembourg, Argentina, Egypt, Viet Nam, Chile, Brazil, Madagascar, Sierra Leone, China, Taiwan, India, Hungary, Australia, United States, Ecuador, Singapore, Austria, Colombia, Nigeria, Republic of Korea, Guyana, Israel, Netherlands, Spain, Suriname, Japan, Zimbabwe, Ethiopia, Kazakhstan, United Kingdom, Indonesia, Portugal, Switzerland	None
Tin	CV Ayi Jaya	CID002570	Indonesia	Brazil, Canada, Switzerland, United States, Ivory Coast, India, Bolivia, Madagascar, Guyana, Peru, Viet Nam, Germany, Indonesia, Egypt, Hungary, United Kingdom, Chile, Russian Federation, Kazakhstan, Austria, Japan, China, Ireland, Portugal, Israel, Czech Republic, Slovakia, France, Spain, Malaysia, Namibia, Estonia, Myanmar, Suriname, Ecuador, Australia, Luxembourg, Cambodia, Singapore, Sierra Leone, Thailand, Argentina, Taiwan, Mongolia, Zimbabwe, Republic of Korea, Djibouti, Netherlands, Belgium, Nigeria, Ethiopia, Laos	RMAP
Annex I - 26

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Prima Timah Utama	CID001458	Indonesia	Indonesia, Slovakia, Ecuador, Luxembourg, Chile, Ivory Coast, Czech Republic, Ireland, Portugal, Estonia, Hungary, Viet Nam, Nigeria, Belgium, Laos, Argentina, Djibouti, Namibia, Russian Federation, Japan, Bolivia, Kazakhstan, Peru, Austria, Egypt, United States, Australia, Taiwan, Netherlands, Suriname, Israel, Malaysia, Guyana, Republic of Korea, Canada, Zimbabwe, Germany, United Kingdom, France, Madagascar, Mongolia, Switzerland, Sierra Leone, Singapore, Thailand, Colombia, Spain, Brazil, India, Ethiopia, Cambodia, Myanmar, China	RMAP
Tin	PT Refined Bangka Tin	CID001460	Indonesia	Djibouti, Slovakia, Czech Republic, Republic of Korea, Estonia, Belgium, Malaysia, India, Russian Federation, Ireland, United Kingdom, Indonesia, Japan, Mongolia, Austria, Australia, Kazakhstan, Chile, Sierra Leone, Ecuador, Spain, Canada, Argentina, Hungary, Laos, Bolivia, Colombia, Guyana, China, Brazil, Philippines, Viet Nam, France, Taiwan, Portugal, United States, Ivory Coast, Suriname, Thailand, Singapore, Peru, Netherlands, Nigeria, Cambodia, Egypt, Ethiopia, Zimbabwe, Israel, Switzerland, Madagascar, Namibia, Luxembourg, Germany, Myanmar	RMAP
Annex I - 27

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Sariwiguna Binasentosa	CID001463	Indonesia	Ivory Coast, Zimbabwe, Taiwan, Slovakia, China, Belgium, Laos, Malaysia, Egypt, Thailand, Estonia, Cambodia, Mongolia, Guyana, Hungary, Germany, Portugal, Luxembourg, Chile, Canada, India, Netherlands, Argentina, Indonesia, United States, Australia, Spain, Switzerland, Viet Nam, Austria, Ireland, Russian Federation, Madagascar, Namibia, Israel, Republic of Korea, Kazakhstan, Colombia, Ecuador, Brazil, Djibouti, France, Nigeria, Myanmar, Singapore, Czech Republic, United Kingdom, Sierra Leone, Ethiopia, Bolivia, Japan, Suriname, Peru	RMAP
Tin	PT Premium Tin Indonesia	CID000313	Indonesia	Belgium, Republic of Korea, Sierra Leone, United States, Thailand, Russian Federation, Israel, Ethiopia, Kazakhstan, Suriname, Guyana, Slovakia, Japan, Egypt, Switzerland, Cambodia, China, Austria, United Kingdom, Uzbekistan, Argentina, France, Canada, Brazil, Hungary, Spain, Zimbabwe, Nigeria, Chile, Czech Republic, Djibouti, Colombia, Ecuador, Singapore, India, Malaysia, Peru, Estonia, Viet Nam, Luxembourg, Bolivia, Namibia, Taiwan, Germany, Netherlands, Ivory Coast, Ireland, Portugal, Australia, Madagascar, Laos, Myanmar, Mongolia, Indonesia	RMAP
Annex I - 28

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Sukses Inti Makmur	CID002816	Indonesia	Australia, Spain, Austria, Nigeria, Hungary, Namibia, Ivory Coast, Canada, Zimbabwe, Republic of Korea, United States, Thailand, Indonesia, Peru, Viet Nam, Egypt, Estonia, India, Belgium, Laos, Singapore, Mongolia, Sierra Leone, Ethiopia, Colombia, Myanmar, Russian Federation, Switzerland, Chile, Taiwan, Guyana, Ireland, Luxembourg, Madagascar, Ecuador, Czech Republic, Portugal, France, Djibouti, Brazil, Malaysia, China, Slovakia, Argentina, Suriname, Japan, Netherlands, Kazakhstan, United Kingdom, Bolivia, Germany, Cambodia, Israel	RMAP
Tin	PT Timah Tbk Mentok	CID001482	Indonesia	Canada, Laos, Mongolia, Nigeria, Spain, Myanmar, Malaysia, Sierra Leone, Peru, Indonesia, Thailand, Japan, Viet Nam, Bolivia, Australia, Portugal, Cambodia, Switzerland, Ivory Coast, Republic of Korea, Ireland, Brazil, Estonia, France, Indonesia, Djibouti, Zimbabwe, China, Kazakhstan, Suriname, Czech Republic, Russian Federation, Netherlands, Ethiopia, Austria, Belgium, Guyana, Taiwan, Chile, India, Namibia, Argentina, Israel, Singapore, Ecuador, United States, Indonesia, Germany, Colombia, Egypt, Luxembourg, United Kingdom, Slovakia, Hungary, Madagascar	RMAP
Tin	PT Timah Tbk Kundur	CID001477	Indonesia	Israel, Republic of Korea, China, Estonia, Sierra Leone, Spain, Slovakia, Suriname, Canada, Thailand, Ireland, United States, Ivory Coast, Indonesia, Argentina, Peru, Malaysia, Chile, Netherlands, Egypt, Myanmar, Bolivia, Mongolia, Switzerland, Madagascar, Belgium, Brazil, Japan, Cambodia, United Kingdom, Viet Nam, Austria, Djibouti, Laos, Zimbabwe, India, France, Singapore, Guyana, Germany, Australia, Taiwan, Ethiopia, Kazakhstan, Ecuador, Luxembourg, Portugal, Namibia, Nigeria, Colombia, Russian Federation, Hungary, Czech Republic	RMAP
Annex I - 29

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Tirus Putra Mandiri	CID002478	Indonesia	Indonesia, China	None
Tin	PT Tommy Utama	CID001493	Indonesia	Indonesia	RMAP
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CID002158	China	China, Singapore	RMAP
Tin	Tin Smelting Branch of Yunnan Tin Co., Ltd.	CID002180	China	Bolivia, Malaysia, Australia, Ethiopia, Canada, China, Germany, Indonesia, Hong Kong, Australia, Belgium, Brazil, United States, Peru, Myanmar	RMAP
Tin	Rui Da Hung	CID001539	Taiwan	Taiwan, Brazil, Japan, China	RMAP
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CID002572	Viet Nam	China, United States, Brazil, Chile, Canada, Viet Nam
Tin	Aurubis Berango	CID002774	Spain	Spain	RMAP
Tin	Estanho de Rondonia S.A.	CID000448	Brazil	Brazil, Taiwan	RMAP
Tin	Fenix Metals	CID000468	Poland	Kazakhstan, Indonesia, Peru, Australia, China, Poland, Bolivia, Brazil	RMAP
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CID000555	China	Brazil, China, Indonesia	None
Tin	Luna Smelter, Ltd.	CID003387	Rwanda	No known country of origin	RMAP
Tin	Mining Minerals Resources SARL	CID004065	DRC- Congo (Kinshasa)	No known country of origin	RMAP
Tin	Aurubis Beerse	CID002773	Belgium	DRC- Congo (Kinshasa), Peru, China, Taiwan, Thailand, Colombia, Myanmar, Republic of Korea, China, Zimbabwe, Viet Nam, Sierra Leone, Djibouti, Belgium, Guyana, Portugal, Czech Republic, Switzerland, Malaysia, Netherlands, Israel, Kazakhstan, Australia, Bolivia, Belgium, Canada, Ireland, India, United Kingdom, Indonesia, Russian Federation, Cambodia, Japan, Singapore, Luxembourg, Nigeria, Ethiopia, Russian Federation, Estonia, France, Laos, Egypt, United States, Slovakia, Chile, Germany, Argentina, Ivory Coast, Suriname, Spain, Hungary, Austria, Namibia, Brazil, Ecuador, Madagascar, Mongolia	RMAP
Tin	PT Rajehan Ariq	CID002593	Indonesia	No known country of origin	RMAP
Tin	HuiChang Hill Tin Industry Co., Ltd.	CID002844	China	No known country of origin	RMAP
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CID003116	China	No known country of origin	RMAP
Annex I - 30

#1329522v2

Exhibit 1.01
Annex I

Tin	Thaisarco	CID001898	Thailand	South Sudan, United Kingdom, Laos, Australia, Luxembourg, Indonesia, Poland, Belgium, Bolivia, DRC- Congo (Kinshasa), Taiwan, Nigeria, Burundi, Madagascar, Estonia, Canada, Slovakia, Morocco, Ireland, Israel, Switzerland, Djibouti, Republic of Korea, Viet Nam, Angola, Thailand, Austria, Congo (Brazzaville), Egypt, United States, Suriname, Argentina, France, China, Ecuador, Rwanda, Chile, Colombia, Kazakhstan, Peru, Uganda, Cambodia, Zambia, Russian Federation, Sierra Leone, Czech Republic, Malaysia, Namibia, Mongolia, Guyana, Hungary, Myanmar, Tanzania, India, Zimbabwe, Netherlands, Ivory Coast, Germany, Japan, Brazil, Singapore, Central African Republic, Portugal, Ethiopia, Spain	RMAP
Tin	PT Bangka Serumpun	CID003205	Indonesia	No known country of origin	RMAP
Tin	Pongpipat Company Limited	CID003208	Myanmar	No known country of origin	None
Tin	Tin Technology & Refining	CID003325	United States	No known country of origin	RMAP
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CID003356	China	No known country of origin	None
Tin	PT Rajawali Rimba Perkasa	CID003381	Indonesia	No known country of origin	RMAP
Tin	Operaciones Metalurgicas S.A.	CID001337	Bolivia	Belgium, Laos, Hungary, Israel, Malaysia, DRC- Congo (Kinshasa), India, Czech Republic, Thailand, Republic of Korea, Australia, Portugal, United States, Japan, Netherlands, Argentina, Spain, Egypt, Namibia, Sierra Leone, Bolivia, Switzerland, Estonia, Luxembourg, Colombia, Djibouti, Chile, Russian Federation, Ivory Coast, Singapore, Brazil, Philippines, Suriname, Madagascar, China, United Kingdom, Viet Nam, Ecuador, Kazakhstan, Slovakia, Peru, Nigeria, France, Canada, Ethiopia, Taiwan, Austria, Germany, Mongolia, Myanmar, Cambodia, Ireland, Zimbabwe, Guyana, Indonesia	RMAP
Tin	Ma'anshan Weitai Tin Co., Ltd.	CID003379	China	No known country of origin	None
Tin	VQB Mineral and Trading Group JSC	CID002015	Viet Nam	China, Indonesia, DRC- Congo (Kinshasa), Japan, Peru, Viet Nam, Malaysia	None
Annex I - 31

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Bangka Tin Industry	CID001419	Indonesia	Peru, Chile, Ecuador, Mongolia, Madagascar, Namibia, Guyana, Canada, Spain, Austria, Australia, Czech Republic, Ethiopia, China, Nigeria, Zimbabwe, Ireland, Djibouti, Bolivia, Malaysia, France, Colombia, Luxembourg, Brazil, Argentina, Russian Federation, Japan, United Kingdom, Netherlands, Taiwan, Viet Nam, Estonia, Republic of Korea, Slovakia, Cambodia, Israel, Laos, Myanmar, DRC- Congo (Kinshasa), Portugal, Sierra Leone, Egypt, Singapore, Thailand, Germany, Belgium, Hungary, Kazakhstan, Ivory Coast, Suriname, India, Switzerland, United States, Indonesia	RMAP - Active
Tin	PT Bukit Timah	CID001428	Indonesia	Zimbabwe, Poland, India, Indonesia, Malaysia, Djibouti, Russian Federation, Hungary, Spain, Indonesia, Ethiopia, Ecuador, Brazil, Czech Republic, Suriname, United States, France, Slovakia, Mongolia, Switzerland, Cambodia, DRC- Congo (Kinshasa), Belgium, Australia, Kazakhstan, Taiwan, Viet Nam, Estonia, Bolivia, Peru, Sierra Leone, Luxembourg, Japan, United Kingdom, Germany, Netherlands, Nigeria, Argentina, Egypt, Myanmar, Chile, Thailand, Republic of Korea, Singapore, Portugal, Madagascar, Austria, Colombia, Namibia, Canada, Ivory Coast, Ireland, Guyana, Israel, China, Laos	RMAP
Tin	CRM Synergies	CID003524	Spain	No known country of origin	RMAP
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CID003397	China	No known country of origin	RMAP
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CID003410	China	No known country of origin	None
Tin	CV Venus Inti Perkasa	CID002455	Indonesia	Congo (Brazzaville), Mexico, Germany, Guyana, Suriname, Japan, Peru, Chile, Switzerland, Indonesia, Canada	RMAP
Annex I - 32

#1329522v2

Exhibit 1.01
Annex I

Tin	PT Stanindo Inti Perkasa	CID001468	Indonesia	Ecuador, Thailand, Peru, Kazakhstan, Madagascar, Cambodia, France, Guyana, Djibouti, Belgium, Ethiopia, Bolivia, Indonesia, Argentina, Netherlands, United States, Mongolia, Spain, Republic of Korea, Colombia, DRC- Congo (Kinshasa), Germany, Switzerland, United Kingdom, Myanmar, Ireland, Australia, Chile, Portugal, Singapore, Czech Republic, Namibia, Suriname, China, Luxembourg, Malaysia, Mexico, Viet Nam, Armenia, Japan, Sierra Leone, Taiwan, Israel, Estonia, Slovakia, Ivory Coast, India, Canada, Hungary, Nigeria, Russian Federation, Austria, Laos, Brazil, Mozambique, Egypt, Zimbabwe	RMAP
Tin	Precious Minerals and Smelting Limited	CID003409	India	No known country of origin	RMAP - Active
Tin	PT Tinindo Inter Nusa	CID001490	Indonesia	Singapore, Rwanda, Czech Republic, Australia, Japan, Thailand, Canada, Hungary, Kazakhstan, Colombia, Portugal, United States, Guyana, Madagascar, Bolivia, Suriname, Viet Nam, Mongolia, Taiwan, Chile, Ethiopia, United Kingdom, Germany, France, Estonia, Cambodia, Ivory Coast, Israel, Malaysia, Nigeria, Laos, Sierra Leone, Namibia, Austria, Brazil, Russian Federation, Slovakia, Switzerland, Zimbabwe, Indonesia, Republic of Korea, Peru, China, Egypt, India, Argentina, Netherlands, Ireland, Myanmar, Belgium, Spain, DRC- Congo (Kinshasa), Ecuador, Luxembourg, Djibouti	RMAP
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CID003190	China	No known country of origin	RMAP
Tin	PT Mitra Sukses Globalindo	CID003449	Indonesia	No known country of origin	RMAP
Tin	Resind Industria e Comercio Ltda.	CID002706	Brazil	No known country of origin	RMAP
Tin	Modeltech Sdn Bhd	CID002858	Malaysia	No known country of origin	None
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	CID003486	Brazil	No known country of origin	RMAP
Tin	Dowa	CID000402	Japan	No known country of origin	RMAP
Tin	Fabrica Auricchio Industria e Comercio Ltda.	CID003582	Brazil	No known country of origin	RMAP
Tin	PT Menara Cipta Mulia	CID002835	Indonesia	No known country of origin	RMAP
Tin	Super Ligas	CID002756	Brazil	No known country of origin	RMAP
Annex I - 33

#1329522v2

Exhibit 1.01
Annex I

Tin	EM Vinto	CID000438	Bolivia	France, Bolivia, Australia, Chile, Canada, Ivory Coast, Indonesia, Japan, Republic of Korea, Czech Republic, Myanmar, Djibouti, Taiwan, Mongolia, Namibia, Zimbabwe, Slovakia, Spain, Luxembourg, Ireland, Austria, Guyana, India, Brazil, Peru, United Kingdom, United States, Viet Nam, Estonia, China, Suriname, Madagascar, Malaysia, Switzerland, Portugal, Cambodia, Netherlands, Ethiopia, Germany, Ecuador, Kazakhstan, Colombia, Laos, Russian Federation, DRC- Congo (Kinshasa), Congo (Brazzaville), Israel, Argentina, Sierra Leone, Belgium, Singapore, Thailand, Egypt, Hungary, Nigeria	RMAP
Tin	DS Myanmar	CID003831	Myanmar	No known country of origin	RMAP
Tin	PT Putera Sarana Shakti (PT PSS)	CID003868	Indonesia	No known country of origin	RMAP
Tin	Magnu's Minerais Metais e Ligas Ltda.	CID002468	Brazil	Australia, Singapore, Hungary, Slovakia, Spain, Ethiopia, Netherlands, Luxembourg, Mongolia, Nigeria, Austria, Argentina, Suriname, Malaysia, DRC- Congo (Kinshasa), Madagascar, United States, Estonia, Republic of Korea, Russian Federation, Thailand, Zimbabwe, Ireland, Indonesia, Colombia, Ivory Coast, Viet Nam, Israel, Djibouti, Germany, Egypt, Switzerland, Bolivia, Portugal, Czech Republic, Namibia, United Kingdom, Cambodia, Belgium, Brazil, Myanmar, Peru, Kazakhstan, China, Japan, India, France, Taiwan, Ecuador, Sierra Leone, Canada, Chile, Laos, Guyana	RMAP
Annex I - 34

#1329522v2

Exhibit 1.01
Annex I

Tin	Malaysia Smelting Corporation (MSC)	CID001105	Malaysia	Netherlands, Sierra Leone, Myanmar, Zambia, Madagascar, Israel, Tanzania, Slovakia, Namibia, South Africa, DRC- Congo (Kinshasa), India, Angola, Viet Nam, Indonesia, Laos, Austria, Kazakhstan, Egypt, Kenya, Congo (Brazzaville), Ecuador, Germany, Russian Federation, Republic of Korea, United States, Australia, Czech Republic, Mongolia, China, Ethiopia, Cambodia, Luxembourg, United Kingdom, Singapore, Ivory Coast, Mozambique, Malaysia, Belgium, Burundi, Hungary, Ireland, Malaysia, Uganda, Central African Republic, South Sudan, France, Zimbabwe, Colombia, Estonia, Guyana, Taiwan, Argentina, Suriname, Djibouti	RMAP
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	CID004434	Malaysia	No known country of origin	RMAP - Active
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CID002494	China	Cambodia, Colombia, China, Guyana, Laos, Mongolia, Netherlands, Russian Federation, Ecuador, United States, Myanmar, Viet Nam, Israel, Malaysia, Spain, Switzerland, Taiwan, Japan, India, Australia, Ireland, Singapore, Suriname, Portugal, Zimbabwe, Chile, Namibia, Madagascar, United Kingdom, Egypt, Hungary, Germany, France, Bolivia, Indonesia, Argentina, Estonia, Ethiopia, Luxembourg, Czech Republic, Thailand, Republic of Korea, Canada, Brazil, Peru, Slovakia, Sierra Leone, Austria, Kazakhstan, Djibouti, Nigeria, Ivory Coast, Belgium	RMAP
Annex I - 35

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Global Tungsten & Powders LLC	CID000568	United States	Cambodia, France, United States, Switzerland, Australia, Bolivia, Ivory Coast, Estonia, Suriname, Belgium, Brazil, Ecuador, Mongolia, Madagascar, Sierra Leone, Argentina, Singapore, Israel, Russian Federation, Hungary, Kazakhstan, Netherlands, China, United Kingdom, Indonesia, Egypt, Chile, Portugal, Laos, Slovakia, Czech Republic, Canada, Taiwan, Peru, Austria, Viet Nam, Myanmar, Guyana, Ethiopia, Republic of Korea, Luxembourg, Spain, India, Namibia, Djibouti, Thailand, Ireland, Japan, Nigeria, Colombia, Malaysia, Zimbabwe, Germany	RMAP
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CID000218	China	Djibouti, Zimbabwe, Chile, China, Portugal, Ethiopia, Bolivia, Thailand, Madagascar, Suriname, India, Sierra Leone, Namibia, Ireland, Guyana, Indonesia, Canada, Japan, Russian Federation, United States, Estonia, Peru, Austria, Cambodia, Slovakia, Australia, Hungary, United Kingdom, Singapore, Germany, Israel, France, Luxembourg, Colombia, Switzerland, Brazil, Belgium, Spain, Ecuador, Myanmar, Czech Republic, Viet Nam, Mongolia, Malaysia, Republic of Korea, Nigeria, Ivory Coast, Egypt, Laos, Netherlands, Kazakhstan, Taiwan, Argentina	RMAP
Tungsten	Niagara Refining LLC	CID002589	United States	United States, Ecuador, Madagascar, United Kingdom, Chile, France, Thailand, Cambodia, Ivory Coast, Canada, Hungary, Republic of Korea, Djibouti, Ireland, Japan, Singapore, Belgium, Kazakhstan, Germany, Israel, Austria, Argentina, China, Russian Federation, Colombia, Namibia, Bolivia, Netherlands, Brazil, Mongolia, Indonesia, Laos, Switzerland, Australia, Suriname, Viet Nam, Taiwan, India, Peru, Guyana, Sierra Leone, Estonia, Malaysia, Mexico, Zimbabwe, Luxembourg, Portugal, Czech Republic, Egypt, Nigeria, Slovakia, Spain, Ethiopia, Myanmar	RMAP
Annex I - 36

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Masan High-Tech Materials	CID002543	Viet Nam	Belgium, Malaysia, Colombia, Ivory Coast, Netherlands, Chile, China, Austria, Portugal, Luxembourg, Slovakia, Hungary, Ireland, Zimbabwe, Canada, Spain, Kazakhstan, Myanmar, Nigeria, Singapore, United States, Cambodia, Republic of Korea, Ethiopia, Brazil, Laos, Bolivia, Madagascar, Argentina, Russian Federation, Australia, Estonia, Namibia, Thailand, India, Ecuador, United Kingdom, France, Egypt, Mongolia, Switzerland, Peru, Viet Nam, Indonesia, Suriname, Guyana, Germany, Japan, Czech Republic, Djibouti, Israel, Taiwan, Sierra Leone	RMAP
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CID000766	China	Thailand, Peru, Israel, Netherlands, Slovakia, Belgium, Singapore, Mongolia, Guyana, Suriname, Egypt, China, Taiwan, Australia, Switzerland, Chile, Ethiopia, Ireland, France, Argentina, China, Namibia, Kazakhstan, Ivory Coast, United States, Nigeria, Canada, Portugal, Viet Nam, India, Luxembourg, Djibouti, Laos, Japan, Russian Federation, Ecuador, Bolivia, Indonesia, Madagascar, Myanmar, Cambodia, Zimbabwe, Colombia, Germany, Hungary, Czech Republic, Estonia, Republic of Korea, Brazil, Malaysia, United Kingdom, Sierra Leone, Spain, Austria	RMAP
Annex I - 37

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Hunan Jintai New Material Co., Ltd.	CID000769	China	China, United Kingdom, Czech Republic, Ivory Coast, Slovakia, Madagascar, Russian Federation, Peru, Japan, Indonesia, Spain, United States, France, Colombia, Hungary, Ecuador, Argentina, Ethiopia, India, Luxembourg, Portugal, Israel, Switzerland, Belgium, Malaysia, Sierra Leone, Taiwan, Mozambique, Ireland, Laos, Suriname, Namibia, Netherlands, Cambodia, Guyana, Canada, Austria, Myanmar, Nigeria, Germany, Chile, Mongolia, Kazakhstan, Australia, Republic of Korea, Viet Nam, Brazil, Djibouti, Thailand, Estonia, Zimbabwe, Egypt, Singapore, Bolivia	None
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CID002513	China	India, Argentina, Egypt, Bolivia, Sierra Leone, Viet Nam, Malaysia, Mongolia, China, Namibia, Russian Federation, Spain, Kazakhstan, Hungary, Republic of Korea, France, Belgium, Netherlands, Israel, Singapore, Guyana, Japan, Slovakia, Cambodia, Taiwan, Suriname, United Kingdom, Canada, Colombia, Portugal, Brazil, Ethiopia, Laos, Austria, Czech Republic, Nigeria, Ireland, Germany, Thailand, Indonesia, Chile, Switzerland, Australia, Ecuador, Estonia, Luxembourg, Ivory Coast, Djibouti, United States, Madagascar, Zimbabwe, Peru, Myanmar	RMAP
Annex I - 38

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Japan New Metals Co., Ltd.	CID000825	Japan	Nigeria, Belgium, Laos, China, Chile, Myanmar, Sierra Leone, Czech Republic, France, Germany, Guyana, Estonia, India, Netherlands, Japan, Luxembourg, China, Mongolia, Peru, Australia, United Kingdom, Viet Nam, Ireland, Madagascar, Namibia, Switzerland, Hungary, Portugal, Slovakia, Bolivia, Djibouti, Ecuador, Zimbabwe, Brazil, Canada, Russian Federation, Ivory Coast, Thailand, Cambodia, Taiwan, United States, Spain, Indonesia, Republic of Korea, Suriname, Kazakhstan, Argentina, Ethiopia, Austria, Malaysia, Israel, Egypt	RMAP
Tungsten	Wolfram Bergbau und Hutten AG	CID002044	Austria	China, Austria, Australia	RMAP
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CID002551	China	China	RMAP
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CID002321	China	Republic of Korea, Ireland, Suriname, Bolivia, China, Israel, Taiwan, Kazakhstan, Ivory Coast, Djibouti, Argentina, United States, Brazil, Germany, France, Austria, Madagascar, Malaysia, Ecuador, Zimbabwe, India, Laos, Switzerland, Chile, Czech Republic, Luxembourg, Nigeria, Viet Nam, Russian Federation, Cambodia, Guyana, Australia, Belgium, Indonesia, Egypt, Netherlands, United Kingdom, Hungary, Portugal, Ethiopia, Slovakia, Namibia, Estonia, Myanmar, Japan, Thailand, Canada, Sierra Leone, Spain, Peru, Mongolia	RMAP
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CID002313	China	China	None
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CID002318	China	China, Republic of Korea	RMAP
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CID002316	China	Guinea, Peru, Mexico, Chile, Papua New Guinea, Brazil, Australia, United States, Canada, China, Singapore, Japan, Argentina	RMAP
Tungsten	Kennametal Fallon	CID000966	United States	China, United States, Bolivia, Viet Nam, Portugal, Russian Federation	RMAP
Annex I - 39

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Kennametal Huntsville	CID000105	United States	Nigeria, South Africa, Switzerland, Republic of Korea, United States, India, Israel, Slovakia, Chile, Germany, France, Belgium, Ivory Coast, Russian Federation, Djibouti, Guyana, Cambodia, Myanmar, Colombia, Indonesia, Spain, Singapore, Czech Republic, Japan, Argentina, Kazakhstan, Mongolia, Hungary, Namibia, Laos, Malaysia, China, Suriname, United Kingdom, Ireland, Luxembourg, Taiwan, Bolivia, Australia, Viet Nam, Thailand, Zimbabwe, Madagascar, Canada, Ecuador, Peru, Brazil, Netherlands, Egypt, Portugal, Sierra Leone, Ethiopia, Austria, Estonia	RMAP
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CID002319	China	Netherlands, China, Taiwan, United States, Colombia, Namibia, Laos, Switzerland, Suriname, Egypt, Estonia, Singapore, Czech Republic, Myanmar, Guyana, Ecuador, Russian Federation, Sierra Leone, Slovakia, Indonesia, Austria, Nigeria, Djibouti, Kazakhstan, Madagascar, Chile, Brazil, Belgium, Republic of Korea, Spain, United Kingdom, Argentina, Ivory Coast, Viet Nam, France, Portugal, Zimbabwe, Ireland, Bolivia, Peru, Malaysia, Mongolia, Germany, Japan, Canada, Australia, Hungary, Thailand, Cambodia, India, Luxembourg, Ethiopia, Israel	RMAP
Annex I - 40

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Exhibit 1.01
Annex I

Tungsten	A.L.M.T. TUNGSTEN Corp.	CID000004	Japan	France, Ireland, Ecuador, Myanmar, Germany, Suriname, Australia, Spain, Luxembourg, Israel, Cambodia, Chile, United Kingdom, Thailand, Belgium, Switzerland, Viet Nam, Argentina, Guyana, Austria, China, Rwanda, Ivory Coast, Mongolia, China, Taiwan, Slovakia, United States, Laos, Canada, Czech Republic, Peru, Sierra Leone, Egypt, Russian Federation, Colombia, Djibouti, Malaysia, Niger, Indonesia, Nigeria, Namibia, Netherlands, DRC- Congo (Kinshasa), India, China, Ethiopia, Hungary, Kazakhstan, Japan, Portugal, Madagascar, Zimbabwe, Brazil, Republic of Korea, Singapore, Estonia, Bolivia, Burundi	RMAP
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CID002315	China	Sierra Leone, Spain, Austria, Belgium, Russian Federation, Israel, Viet Nam, Taiwan, Australia, Colombia, Czech Republic, Laos, Nigeria, United States, Singapore, Ivory Coast, Bolivia, Estonia, Cambodia, Canada, India, Brazil, Mongolia, Chile, Malaysia, Germany, Kazakhstan, Myanmar, Djibouti, Guyana, Japan, Egypt, Hungary, Ireland, Republic of Korea, Netherlands, Peru, Madagascar, Namibia, Zimbabwe, France, Slovakia, United Kingdom, Ecuador, Luxembourg, China, Switzerland, Suriname, Portugal, Ethiopia, Indonesia, Thailand, Argentina, DRC- Congo (Kinshasa)	RMAP
Tungsten	ACL Metais Eireli	CID002833	Brazil	No known country of origin	None
Tungsten	Moliren Ltd.	CID002845	Russian Federation	No known country of origin	None
Annex I - 41

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Exhibit 1.01
Annex I

Tungsten	Asia Tungsten Products Vietnam Ltd.	CID002502	Viet Nam	Colombia, Estonia, Rwanda, India, Ireland, Madagascar, Russian Federation, Republic of Korea, Czech Republic, Malaysia, Nigeria, South Sudan, United Kingdom, Burundi, Slovakia, Tanzania, Japan, Spain, Myanmar, Thailand, France, Angola, Australia, Viet Nam, Namibia, Guyana, Belgium, Portugal, Chile, Suriname, Canada, Zimbabwe, Uganda, Netherlands, Egypt, Austria, Cambodia, Argentina, United States, Brazil, Central African Republic, Indonesia, Luxembourg, Bolivia, Congo (Brazzaville), Switzerland, China, Laos, Sierra Leone, Germany, Taiwan, Djibouti, Ivory Coast, Israel, Kazakhstan, Peru, Ethiopia, Singapore, Ecuador, Mongolia, Hungary, Zambia	RMAP
Tungsten	H.C. Starck Tungsten GmbH	CID002541	Germany	Ireland, Colombia, Netherlands, Guyana, Belgium, Canada, Germany, Czech Republic, Namibia, Ivory Coast, Spain, Argentina, India, Japan, Ecuador, United States, Laos, Portugal, Djibouti, Slovakia, Chile, Thailand, Cambodia, Indonesia, Myanmar, Singapore, Republic of Korea, Taiwan, Switzerland, Estonia, Luxembourg, Malaysia, Hungary, Kazakhstan, United States, Peru, Rwanda, France, Australia, Zimbabwe, Viet Nam, Madagascar, Bolivia, Mongolia, China, Ethiopia, Mozambique, Sierra Leone, Russian Federation, Suriname, United Kingdom, Israel, Egypt, Brazil, Austria, Nigeria	RMAP
Tungsten	TANIOBIS Smelting GmbH & Co. KG	CID002542	Germany	No known country of origin	RMAP
Annex I - 42

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Hydrometallurg, JSC	CID002649	Russian Federation	DRC- Congo (Kinshasa), Mongolia, Peru, Bolivia, Ivory Coast, Belgium, Estonia, Ecuador, Kazakhstan, India, Japan, Ethiopia, Czech Republic, Hungary, Germany, Brazil, Malaysia, Argentina, Netherlands, Luxembourg, Portugal, Republic of Korea, Myanmar, Israel, Chile, Viet Nam, Spain, Sierra Leone, Switzerland, Australia, Djibouti, Russian Federation, Zimbabwe, United Kingdom, Indonesia, Taiwan, France, Nigeria, Slovakia, Thailand, Canada, Egypt, Ireland, Namibia, Austria, Laos, United States, Cambodia, Suriname, Madagascar, Guyana, China	None
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CID000258	China	Nigeria, India, Spain, Colombia, Luxembourg, China, Sierra Leone, France, Malaysia, Ireland, Mongolia, Cambodia, Djibouti, Taiwan, Peru, United States, Singapore, Ivory Coast, Republic of Korea, Bolivia, Philippines, Switzerland, Suriname, Thailand, Indonesia, Russian Federation, Hungary, Viet Nam, Austria, Chile, Madagascar, Laos, China, Guyana, Argentina, Myanmar, Slovakia, Czech Republic, Zimbabwe, Netherlands, Australia, DRC- Congo (Kinshasa), Namibia, Portugal, Kazakhstan, Brazil, Estonia, Ethiopia, Egypt, Canada, Germany, Ecuador, United Kingdom, Belgium, Israel	RMAP
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CID000281	China	No known country of origin	None
Tungsten	China Molybdenum Co., Ltd.	CID002641	China	No known country of origin	RMAP
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	CID003408	Russian Federation	No known country of origin	None
Tungsten	Lianyou Metals Co., Ltd.	CID003407	Taiwan	No known country of origin	RMAP
Tungsten	Hubei Green Tungsten Co., Ltd.	CID003417	China	No known country of origin	RMAP
Tungsten	NPP Tyazhmetprom LLC	CID003416	Russian Federation	No known country of origin	None
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CID002320	China	Burundi, Rwanda, Bolivia, Nigeria, Spain, Australia, China, Russian Federation, Canada, Thailand, Niger, Malaysia, Brazil, Mexico	RMAP
Annex I - 43

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Xiamen Tungsten Co., Ltd.	CID002082	China	China, France, Thailand, United States, Estonia, Indonesia, Argentina, Luxembourg, Malaysia, Russian Federation, Colombia, Portugal, Ivory Coast, Switzerland, Madagascar, Czech Republic, Mexico, Egypt, Peru, Ireland, Niger, Belgium, Israel, Singapore, Netherlands, Nigeria, Hungary, Sierra Leone, Brazil, Zimbabwe, Australia, India, Chile, United Kingdom, Laos, Taiwan, Canada, Guyana, Spain, Austria, Cambodia, Mongolia, Viet Nam, Republic of Korea, China, Japan, Slovakia, Rwanda, Kazakhstan, DRC- Congo (Kinshasa), Suriname, Ecuador, Djibouti, Myanmar, Bolivia, Ethiopia, Germany, Namibia	RMAP
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CID002317	China	Indonesia, Peru, China, Bolivia, Brazil, Canada, Australia, Russian Federation, Malaysia, DRC- Congo (Kinshasa)	RMAP
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	CID003427	Brazil	No known country of origin	None
Tungsten	Cronimet Brasil Ltda	CID003468	Brazil	No known country of origin	RMAP
Tungsten	Philippine Chuangxin Industrial Co., Inc.	CID002827	Philippines	No known country of origin	RMAP
Tungsten	Unecha Refractory Metals Plant	CID002724	Russian Federation	No known country of origin	None
Tungsten	Artek LLC	CID003553	Russian Federation	No known country of origin	None
Tungsten	OOO “Technolom” 1	CID003614	Russian Federation	No known country of origin	None
Tungsten	OOO “Technolom” 2	CID003612	Russian Federation	No known country of origin	None
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CID003609	China	No known country of origin	RMAP
Tungsten	LLC Vostok	CID003643	Russian Federation	No known country of origin	None
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CID003662	China	No known country of origin	None
Tungsten	HANNAE FOR T Co., Ltd.	CID003978	Republic of Korea	No known country of origin	None
Tungsten	Tungsten Vietnam Joint Stock Company	CID003993	Viet Nam	No known country of origin	RMAP
Tungsten	Nam Viet Cromit Joint Stock Company	CID004034	Viet Nam	No known country of origin	None
Tungsten	DONGKUK INDUSTRIES CO., LTD.	CID004060	Republic of Korea	No known country of origin	RMAP - Progressing
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CID004430	China	No known country of origin	RMAP
Annex I - 44

#1329522v2

Exhibit 1.01
Annex I

Tungsten	Lianyou Resources Co., Ltd.	CID004397	Taiwan	No known country of origin	RMAP
Tungsten	Kenee Mining Corporation Vietnam	CID004619	Viet Nam	No known country of origin	RMAP - Active

Annex I - 45

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